UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

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The right choice for the long term®

American High-Income Trust

Consistency amid change
How your fund has navigated two decades of changes in the high-yield market

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Annual report for the year ended September 30, 2008

American High-Income TrustSM seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 13.43% (13.39% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 10.59%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 31.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States may be subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.

In this report

Special feature

4	Consistency amid change

How your fund’s investment
approach has helped it navigate
20 years of changes in the
high-yield bond market

Contents

1	Letter to shareholders

3	The value of a long-term
perspective

11	Summary investment portfolio

16	Financial statements

32	Board of trustees and
other officers

Fellow shareholders:

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American High-Income Trust ended its fiscal year amid tremendous economic and market volatility. As trouble in the U.S. subprime mortgage market spread to the credit and financial markets, it triggered a global liquidity crisis, which caused stock and bond markets to plummet.

In this environment, your fund reported a loss of 11.9% for the 12 months ended September 30, 2008, assuming the reinvestment of monthly dividends totaling 93 cents a share and a capital gain distribution of 2 cents a share. Shareholders who reinvested dividends received an income return of 7.9% for the year. Those who elected to take dividends in cash received an income return of 7.6% and saw the value of their shares decline 18.9%.

Those results compare with an 11.4% loss for the Lipper High Current Yield Bond Funds Index, a benchmark of similar funds, and a 10.0% loss for the Credit Suisse High Yield Index, which attempts to mirror the high-yield debt markets. The latter index is unmanaged and includes no expenses.

Despite weakness in most parts of the investment-grade market, particularly in corporate bonds, an increasing number of investors bought U.S. Treasuries as a hedge against the volatile equity markets. That helped drive returns for the Citigroup Broad Investment-Grade (BIG) Bond Index, an unmanaged index that measures high-quality bond markets including Treasuries. The index posted a 4.5% total return, not including expenses.

Putting the year in perspective

Fiscal year 2008 has been an extraordinary period in both the stock and bond markets. Although we have experienced other periods of significant weakness in high-yield bonds since the fund’s 1988 inception, the current period’s decline has been particularly widespread across all financial markets and throughout the world.

For the high-yield market, the current crisis began in May 2007. Declining home values set off a rise in mortgage delinquencies and foreclosures that ultimately translated into sizable losses across a range of securitization products and packaged bonds. What started with the bursting of a real estate bubble soon spread to all financial and credit markets, sparking a global liquidity crisis. The rapid and significant decline in liquidity led to sharp drops in securities prices and widespread weakness across all fixed-income markets.

As these losses multiplied, they forced a number of prominent financial institutions to either go bankrupt or be bought out, which has contributed to the decline in liquidity in fixed-income markets. Going forward, there will be considerable unwinding of leverage in the financial markets. That will have a large impact on the high-yield market and, combined with general economic weakness, will likely result in an increase in defaults and corporate difficulties over the next year.

[Begin Sidebar]
Results at a glance

For periods ended September 30, 2008, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 2/19/88)

American High-Income Trust
(Class A shares)	–11.9%	4.1%	5.5%	8.0%

Lipper High Current Yield
Bond Funds Index*	–11.4	4.0	3.2	6.3

Credit Suisse High Yield Index†	–10.0	4.8	5.3	8.0

Citigroup Broad Investment-Grade
(BIG) Bond Index†	4.5	4.0	5.3	7.2

*The Lipper index does not reflect the effect of sales charges.
† The market indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

Since its inception through September 30, 2008, American High-Income Trust ranked 4th in total return among the 37 high current yield funds in existence throughout the period, according to Lipper. For the 10 years ended September 30, 2008, the fund ranked 20th of 185; for the five years ended September 30, 2008, it ranked 137th of 338; and for the 12 months ended September 30, 2008, it ranked 338th of 466. Lipper rankings do not reflect the effect of sales charges.
[End Sidebar]

[Begin Sidebar]
Many price declines have not been driven by fundamental operating weakness at the companies, but are the result of deleveraging, which we believe makes the risk-reward proposition better for investors than it was a year ago.
[End Sidebar]

In the weeks following the fund’s fiscal year-end, equity and bond markets continued to weaken. From September 30, 2008, through October 10, 2008, the Standard & Poor’s 500 Composite Average, a broad measure of the U.S. equity market, dropped another 22.9%, while the Lipper High Current Yield Bond Funds Index declined 12.8%. The week ending October 10, 2008, marked one of the largest one-week declines and some of the greatest volatility ever experienced in the stock market.

To address the global credit crisis, the U.S. government and, increasingly, other governments around the world are taking steps to foster liquidity and solvency in the financial system. These efforts are still evolving, but they will be an important part of financial stabilization, and we are optimistic that they will ultimately have a positive impact.

Finding value in today’s market

In the current market weakness, nearly all bonds suffered price declines because of forced selling by some market participants. Many price declines have not been driven by fundamental operating weakness at the companies, but are the result of deleveraging, which we believe makes the risk-reward proposition better for investors than it was a year ago.

In fact, valuations for some companies have become so inexpensive that we are finding attractive long-term investment opportunities, even in securities that have not typically been a significant part of the fund’s portfolio, such as mortgage-backed securities and bonds of financial institutions. For us, the key is to identify those companies with strong or improving fundamentals that can survive the coming economic weakness and not default on their debt obligations.

Staying true to our mandate

As American High-Income Trust marks its 20th anniversary this year, it’s important to note that this is not the first credit cycle or market downturn our managers have experienced. Although each cycle has its own distinguishing characteristics, we believe our consistent emphasis on building a diversified and research-driven investment portfolio has allowed the fund to endure the fluctuations of the market for the past two decades. Going forward, we believe fundamental research will be critical in selecting issuers that will be able to support their debt obligations through various business and market cycles.

For the past 10 years ended September 30, 2008, the fund has earned an average annual total return of 5.5%. That compares with a 3.2% return for the Lipper High Current Yield Bond Funds Index and a 5.3% return for the unmanaged Credit Suisse High Yield Index.

By comparison, the Citigroup Broad Investment-Grade (BIG) Bond Index earned an average annual total return of 5.3% for the same period, while the S&P 500 posted a 3.1% return.

To learn more about how American High-Income Trust’s approach has allowed it to weather market and cycle changes in the high-yield market since its inception 20 years ago, please read our feature story, “Consistency Amid Change,” starting on page 4.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman

/s/ David C. Barclay
David C. Barclay
President
November 10, 2008

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2008, the end of its latest fiscal year. As you can see, that $10,000 grew to $46,800 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

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Years ended September 30	American High-Income Trust	Lipper High Current Yield Bond Funds Index[4]	Citigroup Broad Investment-Grade (BIG) Bond Index[3]	Credit Suisse High Yield Index[3]	Consumer Price Index (inflation)[5]

2/19/88	$9,625	$10,000	$10,000	$10,000	$10,000
1988	10,182	10,475	10,222	10,447	10,328
1989	11,189	10,935	11,367	11,026	10,776
1990	10,735	9,570	12,237	10,047	11,440
1991	13,873	12,290	14,198	13,757	11,828
1992	16,376	15,132	15,999	16,573	12,181
1993	18,764	17,473	17,627	19,172	12,509
1994	19,066	17,899	17,063	19,831	12,879
1995	21,604	20,178	19,461	22,619	13,207
1996	24,570	22,644	20,423	25,054	13,603
1997	28,176	26,120	22,406	28,994	13,897
1998	27,491	25,688	24,975	28,842	14,103
1999	29,721	27,037	24,908	29,980	14,474
2000	31,295	27,021	26,632	30,555	14,974
2001	30,218	23,569	30,110	29,050	15,371
2002	28,442	22,814	32,632	29,877	15,603
2003	38,197	28,862	34,423	38,257	15,966
2004	42,235	32,215	35,738	43,352	16,371
2005	45,421	34,422	36,783	46,089	17,138
2006	49,174	36,744	38,147	49,667	17,491
2007	53,103	39,586	40,148	53,807	17,973
2008	46,800	35,054	41,947	48,410	18,861
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1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]The market indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[4]Calculated by Lipper. The index does not reflect the effect of sales charges.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period February 19 through September 30, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2008)*

	1 year	5 years	10 years

Class A shares	–15.17%	3.36%	5.06%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.70%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 and 25 for details.

Consistency amid change

How your fund’s investment approach has helped it navigate 20 years of changes in the high-yield bond market

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[Begin Sidebar]
The evolution of a market

A 20-year review of the major events and milestones in the high-yield bond market

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Numbers next to the years denote total returns for 12-month periods ending September 30, except for the first fiscal year, which ran from February 19, 1988, to September 30, 1988. Returns assume reinvestment of all dividends and capital gains distributions.

1988  +5.8%

American High-Income Trust begins operations on February 19 with about $25 million in assets. A little over seven months later, on September 30, the end of the fund’s fiscal year, assets more than double to $68 million. Interest rates are on the rise, bond prices are falling and the savings and loan (S&L) crisis is in full force.

1989  +9.9%

The high-yield bond market experiences major price swings. Real estate prices peak, and inflation fears escalate. President George Bush unveils an S&L rescue plan. Leveraged buyouts (LBOs) reach an unprecedented number and size.

1990  – 4.1%

In February, Drexel Burnham Lambert Group files for bankruptcy. LBO activity declines. Iraq’s invasion of Kuwait causes stock prices to fall and oil prices to rise. Uncertain demand for high-yield bonds causes prices to decline. Concerns arise about domestic financial institutions. An economic recession begins.
[End Sidebar]

On February 19, 1988, American High-Income Trust opened its doors under less-than-ideal market conditions. Just four months earlier, in October 1987, the stock market had crashed, with the Dow Jones Industrials Average losing 22.6% of its value in one day — the greatest single-day loss that Wall Street had ever experienced up to that point.

When the fund began operations, the stock market was still uncertain, interest rates were rising and bond prices were falling. The situation worsened over the next year. Drexel Burnham Lambert, the investment banking firm that dominated the high-yield bond market at the time, found itself struggling to survive after a scandal and a liquidity squeeze. In 1990, Drexel declared bankruptcy, eroding confidence in high-yield bonds as a financial instrument. Default rates on high-yield debt skyrocketed, and liquidity dried up. More bad economic news followed: Iraq’s invasion of Kuwait caused stock prices to fall sharply, and high-yield bond prices followed suit. Real estate prices, after having peaked the year before, began to plummet. Savings and loan associations across the country continued to fail. Oil prices rose dramatically, and the U.S. economy slumped into a recession.

Twenty years after the fund’s inception, similar headlines are leaving many investors panicked. High oil prices, the war in Iraq, a decline in home values, the subsequent subprime mortgage debacle, the implosion of a number of high-profile banks and investment firms, and a global liquidity crisis have caused the stock and bond markets to plunge.

But the managers of American High-Income Trust have experienced difficult markets before. All five portfolio counselors in the fund, and many of the analysts, have worked together for more than 10 years and have experienced the evolution of the high-yield bond market and the ups and downs of previous market cycles firsthand.

“All the fund’s investment professionals have been managing money for many years and have lived through difficult credit cycles and liquidity crises before,” says David Barclay, who has been with American High-Income Trust since its inception and is currently its president. “Even as markets have evolved over the past 20 years, the key element of our investment approach — intense fundamental research — remains the same.”

How the market has evolved

Despite the similarity to 1988 headlines, today’s high-yield bond market differs greatly from that of 20 years ago. “Overall, the market has matured,” says Susan Tolson, a portfolio counselor of the fund. “It has grown from a small, thinly traded $200 billion club dominated by Drexel, which single-handedly spurred the market’s growth in the 1980s, to a more diverse and deeply traded $960 billion market.”

The market has been primarily impacted by several key trends: greater diversification in the types of companies and industries using high-yield bonds, increased complexity in capital structures, the evolution of the direct loan market, new types of bond buyers and innovations in financial products.

[Begin Sidebar]
1991  +29.2%

The U.S. economy remains in a recession, and problems in the banking system linger; however, significantly lower short-term interest rates and higher bond and stock prices increase investor confidence. Kuwait is liberated, and the price of oil returns to approximately the level of early 1990. The era of LBOs ends.

1992  +18.0%

Interest rates continue to decline. Low inflation, stable oil prices and signs of an economic recovery help push high-yield bond prices even higher. New issuance is high, as heavily leveraged companies take advantage of lower interest rates to refinance their debts at reduced costs.

1993  +14.6%

Moderate inflation, low interest rates and continued economic recovery create a favorable climate for high-yield bonds. Companies continue to strengthen their balance sheets by refinancing old debt at lower rates. The fund marks its fifth anniversary. Assets reach $707 million.

1994  +1.6%

The recovering U.S. economy helps bolster corporate profits and improve corporate balance sheets. The Federal Reserve Board raises interest rates to pre-empt inflation. Long-term interest rates soar, and bond prices fall.

1995  +13.3%

When the fiscal year begins, the bond market is in one of the worst periods in its history. The abrupt devaluation of the Mexican peso in December 1994 causes a ripple effect in many fixed-income markets around the globe. Later in the period, sentiment begins to change, interest rates fall and bond prices rally.
[End Sidebar]

Greater diversification. “The breadth of the market has improved,” says David Daigle, a portfolio counselor of the fund. “Compared to 20 years ago, we have a much broader set of investment ideas to choose from, as more companies and industries seek financing in the high-yield market.”

Once dominated by leveraged buyouts, the high-yield market now includes companies in new industries that are raising money to fund their growth and expansion, as well as more established firms looking to fund restructuring and acquisition goals. As a result, American High-Income Trust’s portfolio today contains bonds issued by companies in the financial, auto, technology and utilities industries — all not traditionally part of the high-yield market.

“Today, there is much more leverage in corporate America overall,” says Barclay. “There is more flexibility and diversification in the ways companies borrow money. As a result, it has become a more diversified universe for investors.”

The high-yield market has also expanded globally and now includes bonds issued by corporations and governments in both developed countries and emerging markets.

More complex capital structures. Capital structures are also offering new investment opportunities. As more high-yield companies opt to raise capital at different levels of their capital structure, multiple layers of holdings within companies are being created. “Traditionally, senior portions of the capital structure were generally held by banks and were not available to us,” says Daigle. “Now we can buy anywhere in the capital structure. That gives us more range to find the right risk-reward balance.”

Evolution of the direct loan market. Another recent trend: Banks have begun selling their secured loan debt to institutional investors. Instead of banks being the only primary lenders of secured loans, now certain mutual funds and other institutions can invest in these loans. “The loan market has become part of the high-yield market,” says Barclay. “Now loans are sold off by banks, bought by investors and traded, creating another way to invest in high yield.”

More types of bond buyers. In the 1980s, the high-yield markets were just developing and there was a limited buyer base. Back then, buyers of high-yield bonds included mutual funds, insurance companies and pension funds. Today, mutual funds make up a smaller percentage of the high-yield market, as hedge funds and international buyers have become larger players.

Hedge funds, in particular, have had a huge influence on the markets. Hedge funds attempt to offset potential losses or reap larger gains through “short selling,” the practice of selling a security that the seller first borrows (rather than owns) and purchases later to cover the short. The idea is to profit from an expected decline, rather than an increase, in a security’s price. As a result, hedge funds can influence the broader markets and create more volatility, even for funds that do not engage in this practice.

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1996  +13.7%

The bond market experiences a full cycle of declining and rising interest rates. The economy continues to expand. A strong equity market provides companies with a source of capital, which helps propel the high-yield bond market.

1997  +14.7%

This marks another strong year for the bond market. American High-Income Trust passes $2 billion in assets, making it one of the 50 largest taxable fixed-income funds tracked by Lipper.

1998  – 2.4%

The fund marks its 10th anniversary. Assets reach $2.4 billion. In the first half of the period, inflation remains in check, the economy is healthy and corporate earnings are strong. But near the end of the fiscal year, a crisis in Asian markets, combined with concerns about weak corporate profits and a possible economic slowdown, prompts a global flight to quality, which favors Treasury debt and hurts high-yield bond prices.

1999  +8.1%

Early in the period, high-yield bonds enjoy a brief period of rising prices as a result of low inflation, an economic recovery in some overseas markets and lower Treasury bond prices. Later, as high-yield interest rates rise and the supply of high-yield bonds begins to outstrip demand, prices decline.
[End Sidebar]

Innovations in financial products. Over the past 20 years, bond investing has become increasingly sophisticated as technological advances inspired the development of an array of financial instruments created by investment banks, including vehicles for both hedging and securitization.

Credit default swaps, which constitute the bulk of the credit derivatives market, have had a huge impact on the high-yield market. Basically, these products have features similar to insurance contracts, promising to cover losses if a firm defaults on its corporate bond or loan obligations. They were originally created to allow banks to more easily offset the credit risk on their business loan portfolios. In practice, credit default swaps have allowed investor speculation and caused significant dislocation in the markets.

Securitization vehicles, another financial innovation, are special-purpose entities that buy credit risk and fund it with their own liabilities. One example of a securitization vehicle is collateralized loan obligations (CLOs). This type of asset-backed security holds assets as collateral and sells packages of cash flows to investors.

“Securitization vehicles and hedge funds are driving the market,” says Daigle. “A lot of our current problems, including the subprime debacle, stemmed from securitization vehicles buying investment risk. Although we do not invest in many securitization vehicles, such as structured investment vehicles or collateralized debt obligations, they have an indirect impact on the fund. Many times, price trends are being dictated by whether a CLO is buying or liquidating loans — not by the company’s fundamentals.”

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“Even as markets have evolved over the past 20 years, the key element of our investment approach — intense fundamental research — remains the same.”

David Barclay
President
[End Sidebar]

[Begin Sidebar]
2000  +5.3%

Strong economic growth and rising rates dampen bond prices during the first part of the period. The stock market peaks on March 24, 2000. As global competition increases pressure on corporate profits, stock market prices begin to decline. Bond prices begin to recover.

2001  –3.4%

Stock market indexes continue to decline, as companies announce weaker earnings forecasts. Economic malaise deepens through much of the year, prompting an increase in corporate defaults and putting renewed pressure on stock prices. Corporate bond prices decline. The Fed begins a series of aggressive rate cuts in January, as the economy slips into a recession. Just weeks before the end of the fiscal year, the September 11 terrorist attacks disrupt stock and bond market trading for several days, and the fund ends on a weaker note.

2002  –5.9%

The economic recession deepens in the wake of September 11. Weak corporate earnings, diminished access to capital, rapidly eroding credit ratings, concerns about accounting irregularities, and a series of high-profile defaults hurt high-yield bond prices. The fund posts the worst fiscal-year results of its lifetime thus far.

2003  +34.3%

The fund marks its 15th anniversary. Assets reach $8.4 billion. The stock market bottoms on October 9, 2002. An improving economy, stronger balance sheets, lower default rates and greater availability of credit lead to a sharp recovery in corporate bond prices. The fund posts the strongest fiscal-year results of its lifetime.
[End Sidebar]

[Begin Sidebar]
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“From an investment perspective, we try to make smaller, incremental returns from a larger number of investments rather than rely on a small group of larger investments. At the end of the day, we build the portfolio one company at a time.”

Marc Linden
Portfolio counselor
[End Sidebar]

A consistent investment approach

Throughout all the changes and shifts in the high-yield market, American High-Income Trust has maintained the research-intensive approach it adopted on its first day. Today, as in February 1988, the fund seeks to invest in bonds that offer a high current yield and an opportunity for price appreciation over time. It meets these objectives through its focus on fundamental research, diversification through its multiple portfolio counselor system and a value-oriented, long-term perspective.

Focus on fundamental research. In American High-Income Trust’s 1994 annual report, its research process was described as follows: “We work together as a global team [to] collectively look at a company’s prospects for growth, its market leadership, its management and its cash flow. It then comes down to an equity-type judgment: Are the company’s debt securities more attractive than, let’s say, a 10-year Treasury security which does not have any credit risk? That means we must use our experience and research to judge whether or not a particular bond seems to provide an attractive compensation relative to the risks we perceive.”

The same process applies today. “The key element of what we do remains the same,” says Marc Linden, a portfolio counselor of the fund. “We are looking at the same issues: the economics of the business, the sustainability of the business and the ability of the company to meet its debt obligations over various business and market cycles. That is the basis of our fundamental research.”

[Begin Sidebar]
2004  +10.6%

A growing economy, low interest rates and moderate inflation help credit fundamentals to improve and default rates to decline. Many issuers of high-yield bonds boost profits and improve their balance sheets through debt reduction. As the market rallies, increased investor demand bids the prices of high-yield securities up further. By the end of the period, the high-yield market begins to slow and even forfeit some of its earlier gains, in part due to inflationary concerns and anticipation of interest rate increases. In June, the Fed raises the federal funds rate for the first time in four years, followed by three more increases over the next five months.

2005  +7.5%

Low inflation, strong corporate fundamentals and easy access to capital create a favorable climate for high-yield bonds. After several years of an active deleveraging cycle, more companies are adding debt and increasing leverage to fund capital expenditures, acquisitions and dividend payments.

Putting pressure on high-yield bond prices are rising interest rates and the trend toward larger and more aggressive LBO deals. In May, General Motors and Ford are downgraded to below investment grade, rattling investors and hurting the corporate bond market.

2006  +8.3%

Rising corporate profits, solid economic growth, low default rates and brisk demand help high-yield bonds. Inflation concerns cause the Fed to raise interest rates. Strong corporate profits encourage companies to take on more debt, which helps offset the effect of rising rates. Homebuilders begin to suffer declines in profitability and demand, as the housing market slows.
[End Sidebar]

Diversification. American High-Income Trust owns 731 securities in industries as varied as telecommunication services, information technology, health care and industrials. Up to 25% of the portfolio may be invested in holdings outside the U.S. As of the fund’s fiscal year-end, no one issuer made up more than 2.73% of the fund.

That kind of diversification is particularly important in volatile environments, such as the current one, because it spreads the investment risk among a larger number of holdings. “From an investment perspective, we try to make smaller, incremental returns from a larger number of investments rather than rely on a small group of larger investments,” says Linden. “At the end of the day, we build the portfolio one company at a time.”

The multiple portfolio counselor system helps the managers achieve this goal. In this system, the fund’s portfolio is divided into portions. Each of the fund’s five portfolio counselors manages one portion; another is managed by the fund’s research analysts, who bring their own investment knowledge to the table. “The system incorporates different viewpoints and styles in the fund,” says Tolson. “That has helped create stability for the fund’s management system, limit volatility and improve long-term returns.”

A long-term, value-oriented perspective. Finally, while many investors have embraced an ever-shorter focus on results, the managers of this fund look farther down the road. “We strive to invest on a multiyear time horizon,” says Daigle. “With hedge funds, monthly and quarterly results drive behavior. We are more concerned with five-year results. So when we see hedge-fund redemptions, it can be an opportunity for us on a long-term basis to add value to the portfolio if we are patient and prudent about when we take on risk.”

Experience can be critical when it comes to surviving a volatile period such as this one and to positioning the fund for the eventual upturn. “Markets tend to be cyclical,” says Linden. “Many of us have been through market shutdowns before, when there was little access to capital. We realize it can be fatal for companies that are not prepared, but it can also create incredible opportunities, as we saw in 2003 and 2004. The key is to find companies that can survive various market cycles. The people who lose are those who are forced to sell at the bottom of the market because they didn’t plan properly for stress.”

This consistent focus on research, diversification and a long-term, value-oriented perspective has allowed American High-Income Trust to endure the ups and downs of the market for more than two decades, making it one of the older high-yield bond funds today. Of the 503 high-yield bond funds in existence today, less than half have been around for a decade or longer and just 37 have been around since 1988, the year this fund was formed. Of those 37 funds that were around 20 years ago, American High-Income Trust ranks fourth in terms of results through September 30, 2008, according to Lipper. (Lipper rankings do not reflect the effect of sales charges.)

[Begin Sidebar]
2007  +8.0%

Early in the fiscal year, ample liquidity, low market volatility, an increase in LBOs and strong investor demand for higher yielding assets help drive returns for high-yield bonds even higher. But in the last three months of the period, results are negatively impacted when trouble in the subprime-mortgage market spreads to credit markets, sparking a global liquidity crisis, and increasingly aggressive LBOs result in a supply of debt that is difficult to sell. Economic growth slows because of a weakening housing market. Despite market pressures, credit fundamentals in the high-yield market remain strong, as companies continue to generate cash flow and enjoy healthy operating environments.

 2008  –11.9%

The global credit crunch deepens, leading to distress among financial institutions. The stock and bond markets plummet. Unprecedented events include the forced sale of Bear Stearns to JPMorgan Chase; the U.S. government’s conservatorship of Fannie Mae and Freddie Mac; Lehman Brothers Holdings’ filing for bankruptcy; and Bank of America’s acquisition of Merrill Lynch. In addition, the Federal Reserve loans $80 billion to American International Group; Wachovia is sold to Wells Fargo; and Goldman Sachs and Morgan Stanley become bank holding companies. American High-Income Trust marks its 20th anniversary. Assets reach $11.5 billion.
[End Sidebar]

How will the market evolve going forward?

The fund’s first two decades have been a time of sweeping changes in the high-yield bond market. But what kinds of changes can investors expect over the next decade? There are several trends that the fund’s investment professionals are monitoring.

Globalization. “Ten years from now, we expect that high-yield markets will be more global,” says Linden. “Having debt as a key source of capital for companies is becoming more widely accepted, and we expect it to be more so in the future, in spite of credit markets today. Over time, more countries will accept borrowing as a valid part of the capital structure.”

Continued evolution of the loan market. “I see several changes that will make the bond and loan markets converge,” says Daigle. Dominated by banks in the past, the loan market has become more institutionalized, which means more loans are owned by nonbanks. “Loans today are structured differently than bonds. Over time, they will become more similar to bond structures and more interchangeable. That will benefit us by making the markets even more liquid than they are today.”

Continued complexity. Despite the consequences of some of the financial innovations of recent years, Linden sees continued enhancement in financial products. “We saw increased leverage in recent years and now see the unwinding of leverage. It goes in fits and starts,” he says. “There’s a middle ground between no leverage and crazy leverage. After we work through the current credit crunch, there will be some caution. But debt capital, ultimately, serves a purpose. It is only when done in a reckless manner or when raised without limit that it becomes a risk.”

More regulation. In part due to their involvement in various aspects of the credit derivatives markets, which include such products as credit default swaps, many top investment firms either went bankrupt or were bought out this year, including Bear Stearns, Lehman Brothers Holdings and Merrill Lynch. Going forward, credit derivatives markets will likely be more regulated. “We are going into a significant period of increased regulation,” says Tolson, who believes there will be changes to credit default swaps, short selling and certain aspects of the hedge fund business. “The industry has needed more oversight than it’s had in the past 10 years, so I believe it will be good for the market in the long term.”

No matter how the market evolves, the managers of American High-Income Trust will continue to focus on fundamental research, building the portfolio one security at a time. “We do not try to pick absolute market bottoms or tops,” says Daigle. “We strive to make investments over multiyear time horizons that have a good risk-reward trade-off. Despite all the changes in the market, that’s been an enduring trait among all the investment professionals in the fund.” ■

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Summary investment portfolio, September 30, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Portfolio by type of security (percent of net assets)

U.S. corporate bonds & notes	61.9
Corporate bonds & notes of issuers outside the U.S.	11.6
Corporate loans	6.0
Bonds & notes of governments & government agencies outside the U.S.	3.5
Other	1.6
Common stocks & warrants	1.2
Preferred securities	0.7
Convertible securities	0.5
Short-term securities & other assets less liabilities	13.0
[end pie chart]

Bonds, notes & other debt instruments - 84.57%	Principal amount (000)	Value (000)	Percent of net assets

Corporate bonds, notes & loans - 79.50%
Consumer discretionary - 21.60%
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
8.00% 2012 (1)	$50,950	$45,855
8.375%-10.875% 2014 (1)	55,200	51,308
Charter Communications Operating, LLC, Term Loans, 4.80%-8.77% 2014 (2) (3) (4)	71,427	61,194
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	62,980	56,997
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	78,275	52,053
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	43,890	38,404
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75%-13.50% 2011-2012	14,375	9,274	2.73
Univision Communications Inc.:
9.75% 2015 (1) (5)	160,720	75,538
7.85% 2011	44,456	34,898
Term Loans, 5.049%-6.50% 2009-2014 (2) (3) (4)	76,689	53,028	1.42
CanWest Media Inc., Series B, 8.00% 2012	91,198	76,606.66
Michaels Stores, Inc. 10.00% 2014	101,525	64,468.56
Allison Transmission Holdings, Inc. 11.25% 2015 (1) (5)	74,975	61,854.54
Gray Television Inc., Series D, 12.00%/15.00% (undated) (6) (7) (8)	64,500	56,438.49
Toys "R" Us, Inc. 7.625% 2011	62,330	52,357.45
Ford Motor Co.:
Term Loan B, 5.49% 2013 (2) (3) (4)	25,400	16,955
6.50%-9.50% 2011-2031 (8)	24,328	10,450
FCE Bank PLC 7.125% 2013 (8)	€11,550	11,049
Ford Capital BV 9.50% 2010 (8)	$4,000	2,740.36
Other securities		1,658,413	14.39
		2,489,879	21.60

Industrials - 10.04%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	92,625	88,457
0%/12.50% 2016 (7)	113,700	74,474
Nielsen Finance LLC, Term Loan B, 4.803% 2013 (2) (3) (4)	9,701	8,606	1.49
DAE Aviation Holdings, Inc. 11.25% 2015 (1) (8)	66,070	59,463.51
Other securities		926,767	8.04
		1,157,767	10.04

Telecommunication services - 8.38%
Qwest Capital Funding, Inc.:
7.25% 2011	83,750	78,725
7.625%-7.90% 2010-2021	19,610	18,796
Qwest Communications International Inc. 7.25% 2011	43,725	41,648
Qwest Corp. 8.875% 2012	3,600	3,546
U S WEST Capital Funding, Inc. 6.875% 2028	3,300	2,310	1.26
Nextel Communications, Inc.:
Series F, 5.95% 2014	71,690	48,083
6.875%-7.375% 2013-2015	68,491	45,540
Sprint Capital Corp. 6.375%-8.75% 2009-2032	31,880	25,428
Sprint Nextel Corp. 4.169%-6.00% 2010-2016 (2)	30,370	24,243	1.24
Windstream Corp.:
8.125% 2013	93,400	89,197
8.625% 2016	12,300	11,408
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	31,370	29,919	1.13
Centennial Communications Corp. 8.541%-10.00% 2013 (2)	63,000	58,298
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	37,505	37,318
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp. 8.125% 2014 (2)	24,175	24,054	1.04
American Tower Corp. 7.125% 2012	56,985	56,415.49
MetroPCS Wireless, Inc. 9.25% 2014	58,200	54,708.47
Cricket Communications, Inc. 9.375% 2014	49,230	46,030.40
Other securities		270,650	2.35
		966,316	8.38

Health care - 8.24%
Tenet Healthcare Corp.:
9.875% 2014	149,910	146,912
9.25% 2015	51,220	48,659
6.375%-7.375% 2011-2031	26,455	24,283	1.91
HealthSouth Corp.:
9.133% 2014 (2)	57,805	56,360
10.75% 2016 (8)	86,990	90,035	1.27
VWR Funding, Inc. 10.25% 2015 (2) (5) (8)	116,360	98,906.86
HCA Inc., Term Loan B, 6.012% 2013 (2) (3) (4)	68,007	60,551.52
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	65,255	55,140.48
PTS Acquisition Corp. 9.50% 2015 (5) (8)	71,750	53,812.47
Other securities		314,997	2.73
		949,655	8.24

Financials - 8.01%
Ford Motor Credit Co.:
5.538% 2012 (2) (8)	111,310	67,343
4.904%-9.875% 2008-2016 (1) (2) (8)	80,890	59,157	1.10
Countrywide Financial Corp. 0%-6.25% 2010-2037 (1) (2)	79,076	72,438
Countrywide Home Loans, Inc. 4.125%-5.625% 2009	28,298	26,253
Bank of America Corp., Series M, 8.125% noncumulative preferred (undated) (2)	9,000	7,283
MBNA Capital A, Series A, 8.278% 2026	7,500	6,740.98
Realogy Corp. 10.50% 2014	110,055	48,974.42
Other securities		634,764	5.51
		922,952	8.01

Information technology - 7.27%
NXP BV and NXP Funding LLC:
7.875% 2014	68,575	46,288
9.50% 2015	156,040	80,751
5.541% 2013 (2)	42,850	28,442
7.713%-8.625% 2013-2015 (2)	€80,125	58,028	1.85
Freescale Semiconductor, Inc.:
9.125% 2014 (5)	$206,112	130,881
10.125% 2016	75,425	48,649
Term Loan B, 4.236% 2013 (2) (3) (4)	4,888	4,014
6.694%-8.875% 2014 (2)	35,425	24,560	1.80
First Data Corp., Term Loan B2, 5.948% 2014 (2) (3) (4)	66,254	57,476.50
Hughes Communications, Inc. 9.50% 2014	53,375	52,041.45
Sanmina-SCI Corp. 8.125% 2016	57,375	49,056.43
Other securities		258,096	2.24
		838,282	7.27

Utilities - 5.01%
Edison Mission Energy 7.00%-7.75% 2013-2027	168,775	151,846
Midwest Generation, LLC, Series B, 8.56% 2016 (3)	39,629	40,818
Homer City Funding LLC 8.734% 2026 (3)	9,179	9,363	1.75
Texas Competitive Electric Holdings Co. LLC:
10.25% 2015 (1)	64,400	58,443
Series B, 10.25% 2015 (1)	60,035	54,482
Term Loan B2, 6.303% 2014 (2) (3) (4)	15,880	13,418
10.50% 2016 (1) (5)	12,000	10,230	1.18
Intergen Power 9.00% 2017 (1)	71,775	72,134.63
Other securities		167,090	1.45
		577,824	5.01

Materials - 4.81%
Georgia Gulf Corp. 9.50% 2014	77,340	47,951.42
Other securities		506,341	4.39
		554,292	4.81

Energy - 3.12%
Enterprise Products Operating LP 7.034% 2068 (2)	96,310	77,771.68
Other securities		281,772	2.44
		359,543	3.12

Consumer staples - 3.02%
Other securities		348,586	3.02

Total corporate bonds, notes & loans		9,165,096	79.50

Bonds & notes of governments & government agencies outside the U.S. - 3.49%
Other securities		401,966	3.49

Other - 1.58%
Other securities		182,771	1.58

Total bonds, notes & other debt instruments (cost: $11,925,450,000)		9,749,833	84.57

Convertible securities - 0.50%		Value (000)	Percent of net assets

Other - 0.50%
Other securities		57,693.50

Total convertible securities (cost: $72,079,000)		57,693.50

Preferred securities - 0.70%	Shares	Value (000)	Percent of net assets

Financials - 0.70%
Bank of America Corp., Series K, 8.00% noncumulative (2)	5,000,000	3,965.04
Other securities		76,478.66

Total preferred securities (cost: $188,899,000)		80,443.70

Common stocks - 1.25%	Shares	Value (000)	Percent of net assets

Other - 1.25%
AT&T Inc.	1,000,000	27,920.24
Ford Motor Co. (9)	1,877,140	9,761.09
Sprint Nextel Corp., Series 1	777,508	4,743.04
Other securities		101,157.88

Total common stocks (cost: $217,126,000)		143,581	1.25

Warrants - 0.00%		Value (000)	Percent of net assets

Telecommunication services - 0.00%
Other securities		3.00

Total warrants (cost: $572,000)		3.00

Short-term securities - 11.13%	Principal amount (000)	Value (000)	Percent of net assets

AT&T Inc. 2.15%-2.20% due 10/14-11/25/2008 (1)	$146,700	146,120	1.27
Hewlett-Packard Co. 2.16%-3.00% due 10/2-11/19/2008 (1)	129,200	128,932	1.12
Procter & Gamble International Funding S.C.A. 2.08%-2.18% due 10/14-12/2/2008 (1)	85,800	85,581.74
Freddie Mac 2.13%-2.40% due 11/18-12/30/2008	85,200	84,919.74
Illinois Tool Works Inc. 2.12%-2.15% due 10/1-11/21/2008	72,500	72,294.63
Fannie Mae 2.25%-2.90% due 12/8-12/24/2008	70,100	69,917.61
Merck & Co. Inc. 2.10%-2.20% due 10/24-10/31/2008	67,400	67,288.58
Pfizer Inc 2.09%-2.17% due 10/8-11/7/2008 (1)	65,000	64,871.56
Medtronic Inc. 2.07%-2.08% due 10/22-11/20/2008 (1)	64,900	64,741.56
NetJets Inc. 2.10% due 10/21/2008 (1)	50,000	49,939.43
Bank of America Corp. 2.69% due 11/18/2008	25,200	25,088
Ranger Funding Co. LLC 3.50% due 11/6/2008 (1)	18,000	17,935.37
Other securities		405,383	3.52

Total short-term securities (cost: $1,283,268,000)		1,283,008	11.13

Total investment securities (cost: $13,687,394,000)		11,314,561	98.15
Other assets less liabilities		213,684	1.85

Net assets		$11,528,245	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The value of the fund's holdings in affiliated companies is included in "Other securities"
under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2008, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/08 (000)
ZiLOG, Inc. (9)	1,140,500	-	-	1,140,500	$-	$3,661
Clarent Hospital Corp. (8) (9)	576,849	-	-	576,849	-	29
SunCom Wireless Holdings, Inc., Class A (10)	7,554,434	-	7,554,434	-	-	-
Triton PCS, Inc. 8.50% 2013 (10)	$113,840,000	-	$113,840,000	-	6,925	-
					$6,925	$3,690

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $2,588,026,000, which represented 22.45% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $686,496,000, which represented 5.95% of the net assets of the fund.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired on 6/26/2008-7/15/2008 at a cost of $61,275,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $74,120,000, which represented .64% of the net assets of the fund.

(7) Step bond; coupon rate will increase at a later date.
(8) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $994,753,000, which represented 8.63% of the net assets of the fund.

(9) Security did not produce income during the last 12 months.
(10) Unaffiliated issuer at 9/30/2008.

Key to symbol

€ = Euros

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $13,667,112)	$11,310,871
Affiliated issuers (cost: $20,282)	3,690	$11,314,561
Cash		2,199
Unrealized gain on forward currency contracts		820
Receivables for:
Sales of investments	56,729
Sales of fund's shares	19,797
Dividends and interest	263,343	339,869
		11,657,449
Liabilities:
Unrealized loss on forward currency contracts		160
Payables for:
Purchases of investments	56,825
Repurchases of fund's shares	53,099
Dividends on fund's shares	10,567
Investment advisory services	3,140
Services provided by affiliates	5,175
Trustees' deferred compensation	138
Other	100	129,044
Net assets at September 30, 2008		$11,528,245

Net assets consist of:
Capital paid in on shares of beneficial interest		$14,098,671
Undistributed net investment income		42,869
Accumulated net realized loss		(239,879)
Net unrealized depreciation		(2,373,416)
Net assets at September 30, 2008		$11,528,245

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,151,687 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$8,073,976	806,601	$10.01
Class B	557,145	55,659	10.01
Class C	889,879	88,900	10.01
Class F-1	1,203,859	120,267	10.01
Class F-2	13,572	1,356	10.01
Class 529-A	120,053	11,993	10.01
Class 529-B	18,320	1,830	10.01
Class 529-C	49,357	4,931	10.01
Class 529-E	6,746	674	10.01
Class 529-F-1	5,582	558	10.01
Class R-1	11,892	1,188	10.01
Class R-2	127,613	12,749	10.01
Class R-3	185,491	18,531	10.01
Class R-4	125,166	12,504	10.01
Class R-5	139,594	13,946	10.01
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $10.40 each.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2008	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $553; also includes $6,925 from affiliates)	$1,109,881
Dividends	12,792	$1,122,673

Fees and expenses*:
Investment advisory services	42,247
Distribution services	44,224
Transfer agent services	10,831
Administrative services	5,442
Reports to shareholders	551
Registration statement and prospectus	595
Postage, stationery and supplies	1,144
Trustees' compensation	82
Auditing and legal	140
Custodian	373
State and local taxes	133
Other	88
Total fees and expenses before reimbursements/waivers	105,850
Less reimbursements/waivers of fees and expenses:
Investment advisory services	4,225
Administrative services	262
Total fees and expenses after reimbursements/waivers		101,363
Net investment income		1,021,310

Net realized loss and unrealized depreciation on investments and currency:
Net realized loss on:
Investments (including $84,482 net gain from affiliates)	(209,017)
Currency transactions	(1,946)	(210,963)
Net unrealized (depreciation) appreciation on:
Investments	(2,410,779)
Currency translations	618	(2,410,161)
Net realized loss and unrealized depreciation on investments and currency		(2,621,124)
Net decrease in net assets resulting from operations		$(1,599,814)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2008	2007
Operations:
Net investment income	$1,021,310	$925,790
Net realized (loss) gain on investments and currency transactions	(210,963)	154,033
Net unrealized depreciation on investments and currency translations	(2,410,161)	(173,969)
Net (decrease) increase in net assets resulting from operations	(1,599,814)	905,854

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(1,018,627)	(914,620)
Distributions from net realized gain on investments	(25,932)	-
Total dividends and distributions paid or accrued to shareholders	(1,044,559)	(914,620)

Net capital share transactions	887,582	1,967,445

Total (decrease) increase in net assets	(1,756,791)	1,958,679

Net assets:
Beginning of year	13,285,036	11,326,357
End of year (including undistributed net investment income: $42,869 and $37,476, respectively)	$11,528,245	$13,285,036

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statement of assets and liabilities.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Risk Factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The values of, and the income generated by, most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payments of dividends. These risks may be heightened in connection with investments in developing countries.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. As of September 30, 2008, there was no liability for non-U.S. taxes based on realized or unrealized gains. For the year ended September 30, 2008, non-U.S. taxes paid on realized gains were $124,000.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2008, the fund reclassified $2,826,000 from accumulated net realized loss to undistributed net investment income and $116,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$73,349
Post-October capital loss deferrals (realized during the period November 1, 2007, through September 30, 2008)*	(227,578)
Gross unrealized appreciation on investment securities	88,378
Gross unrealized depreciation on investment securities	(2,485,515)
Net unrealized depreciation on investment securities	(2,397,137)
Cost of investment securities	13,711,698
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2008			Year ended September 30, 2007
	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued
Share class
Class A	$730,206	$18,402	$748,608	$673,938	$-	$673,938
Class B	49,409	1,431	50,840	51,158	-	51,158
Class C	72,541	2,038	74,579	64,794	-	64,794
Class F-1	102,194	2,457	104,651	75,998	-	75,998
Class F-2*	89	-	89	-	-	-
Class 529-A	10,246	252	10,498	8,047	-	8,047
Class 529-B	1,467	41	1,508	1,272	-	1,272
Class 529-C	3,831	106	3,937	3,073	-	3,073
Class 529-E	559	14	573	432	-	432
Class 529-F-1	475	11	486	355	-	355
Class R-1	919	25	944	680	-	680
Class R-2	10,006	274	10,280	8,052	-	8,052
Class R-3	15,162	381	15,543	11,472	-	11,472
Class R-4	10,337	246	10,583	7,040	-	7,040
Class R-5	11,186	254	11,440	8,309	-	8,309
Total	$1,018,627	$25,932	$1,044,559	$914,620	$-	$914,620

*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees were based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The board of trustees approved an amended agreement effective November 1, 2007, decreasing the annual rate on net assets in excess of $15 billion from a rate of 0.14% to a rate of 0.135%. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50 million. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2008, total investment advisory services fees waived by CRMC were $4,225,000. As a result, the fee shown on the accompanying financial statements of $42,247,000, which was equivalent to an annualized rate of 0.331%, was reduced to $38,022,000, or 0.298% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2008, the total administrative services fees paid by CRMC were $262,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$20,976	$10,059	Not applicable	Not applicable	Not applicable
Class B	6,720	772	Not applicable	Not applicable	Not applicable
Class C	9,930	Included in administrative services	$1,379	$207	Not applicable
Class F-1	3,147		1,530	247	Not applicable
Class F-2*	Not applicable		2	-†	Not applicable
Class 529-A	233		108	21	$127
Class 529-B	202		18	7	20
Class 529-C	528		45	16	53
Class 529-E	36		6	1	7
Class 529-F-1	-		5	1	6
Class R-1	126		9	17	Not applicable
Class R-2	1,026		200	625	Not applicable
Class R-3	979		270	168	Not applicable
Class R-4	321		180	31	Not applicable
Class R-5	Not applicable		125	11	Not applicable
Total	$44,224	$10,831	$3,877	$1,352	$213
*Class F-2 was offered beginning August 1, 2008.
†Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $82,000, shown on the accompanying financial statements, includes $99,000 in current fees (either paid in cash or deferred) and a net decrease of $17,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2008
Class A	$1,832,026	159,405	$607,542	53,246	$(2,022,226)	(176,467)	$417,342	36,184
Class B	58,432	5,104	37,258	3,262	(158,870)	(13,890)	(63,180)	(5,524)
Class C	246,125	21,376	55,146	4,833	(250,750)	(21,944)	50,521	4,265
Class F-1	734,169	63,613	80,516	7,080	(507,861)	(44,805)	306,824	25,888
Class F-2†	15,292	1,418	62	6	(708)	(68)	14,646	1,356
Class 529-A	28,484	2,472	10,354	909	(16,441)	(1,438)	22,397	1,943
Class 529-B	2,433	211	1,488	130	(2,201)	(193)	1,720	148
Class 529-C	13,564	1,179	3,879	340	(9,536)	(836)	7,907	683
Class 529-E	1,899	165	565	50	(1,241)	(110)	1,223	105
Class 529-F-1	1,651	143	479	42	(944)	(81)	1,186	104
Class R-1	5,262	459	908	80	(4,723)	(410)	1,447	129
Class R-2	52,030	4,528	10,105	886	(44,002)	(3,829)	18,133	1,585
Class R-3	103,670	8,970	15,333	1,345	(78,446)	(6,830)	40,557	3,485
Class R-4	71,390	6,189	10,447	917	(47,098)	(4,125)	34,739	2,981
Class R-5	91,071	7,933	10,522	925	(69,473)	(6,009)	32,120	2,849
Total net increase
(decrease)	$3,257,498	283,165	$844,604	74,051	$(3,214,520)	(281,035)	$887,582	76,181

Year ended September 30, 2007
Class A	$2,599,636	206,346	$536,365	42,801	$(1,902,067)	(152,186)	$1,233,934	96,961
Class B	100,652	7,985	35,448	2,827	(142,227)	(11,372)	(6,127)	(560)
Class C	335,555	26,621	45,464	3,628	(204,959)	(16,409)	176,060	13,840
Class F-1	567,759	45,127	55,726	4,448	(299,941)	(23,998)	323,544	25,577
Class 529-A	38,433	3,050	8,058	643	(14,230)	(1,139)	32,261	2,554
Class 529-B	3,620	287	1,275	102	(1,775)	(142)	3,120	247
Class 529-C	17,218	1,366	3,076	245	(7,875)	(630)	12,419	981
Class 529-E	2,154	172	432	35	(851)	(68)	1,735	139
Class 529-F-1	2,248	179	354	28	(1,015)	(81)	1,587	126
Class R-1	6,443	513	673	54	(2,333)	(185)	4,783	382
Class R-2	64,051	5,089	8,017	640	(39,894)	(3,180)	32,174	2,549
Class R-3	97,675	7,775	11,452	914	(56,548)	(4,518)	52,579	4,171
Class R-4	72,689	5,787	7,051	563	(34,470)	(2,750)	45,270	3,600
Class R-5	79,624	6,325	7,422	593	(32,940)	(2,638)	54,106	4,280
Total net increase
(decrease)	$3,987,757	316,622	$720,813	57,521	$(2,741,125)	(219,296)	$1,967,445	154,847

*Includes exchanges between share classes of the fund.
†Class F-2 was offered beginning August 1, 2008.

6. Forward currency contracts

As of September 30, 2008, the fund had open forward currency contracts to sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at September 30, 2008
	Receive	Deliver	Amount	Unrealized appreciation
Sales:

Euros expiring 10/10 to 12/16/2008	$47,965	€33,521	$47,305	$660

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,057,688,000 and $4,079,624,000, respectively, during the year ended September 30, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 9/30/2008	$12.35	$.93	$(2.32)	$(1.39)	$(.93)	$(.02)	$(.95)	$10.01	(11.87)%	$8,074.70%		.67%	8.14%
Year ended 9/30/2007	12.30	.93	.04	.97	(.92)	-	(.92)	12.35	7.99	9,516.69		.66	7.35
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.26	8,285.69		.65	7.52
Year ended 9/30/2005	12.26	.89	.01	.90	(.89)	-	(.89)	12.27	7.54	7,448.68		.65	7.17
Year ended 9/30/2004	11.88	.87	.35	1.22	(.84)	-	(.84)	12.26	10.57	6,920.67		.67	7.19
Class B:
Year ended 9/30/2008	12.35	.85	(2.32)	(1.47)	(.85)	(.02)	(.87)	10.01	(12.55)	557	1.47	1.44	7.37
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.19	756	1.44	1.41	6.62
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	-	(.85)	12.30	7.44	760	1.46	1.42	6.76
Year ended 9/30/2005	12.26	.80	.01	.81	(.80)	-	(.80)	12.27	6.72	771	1.45	1.43	6.39
Year ended 9/30/2004	11.88	.78	.35	1.13	(.75)	-	(.75)	12.26	9.71	794	1.46	1.46	6.40
Class C:
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.59)	890	1.52	1.48	7.32
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.14	1,045	1.48	1.45	6.55
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.39	871	1.50	1.46	6.71
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	-	(.79)	12.27	6.65	804	1.51	1.49	6.32
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	-	(.74)	12.26	9.62	812	1.54	1.54	6.31
Class F-1:
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.90)	1,204.74		.70	8.09
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.98	1,166.70		.67	7.32
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.23	846.71		.68	7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.45	637.76		.74	7.07
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	-	(.83)	12.26	10.44	578.79		.78	7.05
Class F-2:
Period from 8/4/2008 to 9/30/2008	11.01	.14	(1.00)	(.86)	(.14)	-	(.14)	10.01	(7.84)	13.08		.07	1.34
Class 529-A:
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.91)	120.74		.71	8.11
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.92	124.76		.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.21	92.74		.70	7.47
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.44	66.77		.75	7.09
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	-	(.83)	12.26	10.48	48.76		.76	7.12
Class 529-B:
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	18	1.58	1.55	7.26
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.06	21	1.56	1.53	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.30	18	1.58	1.55	6.63
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	-	(.77)	12.27	6.52	15	1.64	1.61	6.22
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	-	(.72)	12.26	9.47	12	1.67	1.67	6.20
Class 529-C:
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	49	1.57	1.54	7.27
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.07	52	1.55	1.52	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.31	40	1.57	1.54	6.64
Year ended 9/30/2005	12.26	.77	.01	.78	(.77)	-	(.77)	12.27	6.53	32	1.63	1.60	6.23
Year ended 9/30/2004	11.88	.75	.35	1.10	(.72)	-	(.72)	12.26	9.49	25	1.66	1.66	6.21
Class 529-E:
Year ended 9/30/2008	12.35	.90	(2.32)	(1.42)	(.90)	(.02)	(.92)	10.01	(12.18)	7	1.06	1.02	7.79
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.62	7	1.04	1.01	7.01
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	-	(.90)	12.30	7.88	5	1.05	1.01	7.17
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	-	(.84)	12.27	7.09	4	1.10	1.07	6.77
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	-	(.79)	12.26	10.06	3	1.13	1.13	6.75

Class 529-F-1:
Year ended 9/30/2008	$12.35	$.95	$(2.32)	$(1.37)	$(.95)	$(.02)	$(.97)	$10.01	(11.74)%	$6.56%		.52%	8.29%
Year ended 9/30/2007	12.30	.94	.04	.98	(.93)	-	(.93)	12.35	8.15	6.54		.51	7.51
Year ended 9/30/2006	12.27	.94	.05	.99	(.96)	-	(.96)	12.30	8.41	4.55		.52	7.66
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.45	3.75		.72	7.13
Year ended 9/30/2004	11.88	.85	.35	1.20	(.82)	-	(.82)	12.26	10.34	2.88		.88	6.99
Class R-1:
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.62)	12	1.55	1.52	7.29
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.08	13	1.57	1.52	6.50
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.35	8	1.59	1.50	6.68
Year ended 9/30/2005	12.26	.78	.01	.79	(.78)	-	(.78)	12.27	6.61	6	1.61	1.52	6.35
Year ended 9/30/2004	11.88	.76	.35	1.11	(.73)	-	(.73)	12.26	9.59	3	1.68	1.56	6.32
Class R-2:
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.58)	128	1.70	1.48	7.34
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.13	138	1.69	1.47	6.56
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.37	106	1.90	1.48	6.70
Year ended 9/30/2005	12.26	.79	.01	.80	(.79)	-	(.79)	12.27	6.64	74	1.94	1.49	6.36
Year ended 9/30/2004	11.88	.77	.35	1.12	(.74)	-	(.74)	12.26	9.63	44	2.10	1.53	6.36
Class R-3:
Year ended 9/30/2008	12.35	.89	(2.32)	(1.43)	(.89)	(.02)	(.91)	10.01	(12.20)	185	1.07	1.04	7.77
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.58	186	1.07	1.04	6.98
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	-	(.89)	12.30	7.84	134	1.08	1.05	7.13
Year ended 9/30/2005	12.26	.84	.01	.85	(.84)	-	(.84)	12.27	7.06	97	1.13	1.10	6.74
Year ended 9/30/2004	11.88	.82	.35	1.17	(.79)	-	(.79)	12.26	10.05	58	1.15	1.14	6.76
Class R-4:
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.93)	125.77		.73	8.08
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.93	118.75		.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.19	73.75		.72	7.46
Year ended 9/30/2005	12.26	.88	.01	.89	(.88)	-	(.88)	12.27	7.46	42.75		.72	7.14
Year ended 9/30/2004	11.88	.86	.35	1.21	(.83)	-	(.83)	12.26	10.45	24.79		.78	7.11
Class R-5:
Year ended 9/30/2008	12.35	.96	(2.32)	(1.36)	(.96)	(.02)	(.98)	10.01	(11.65)	140.45		.42	8.40
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	-	(.95)	12.35	8.26	137.44		.41	7.61
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	-	(.97)	12.30	8.51	84.46		.42	7.75
Year ended 9/30/2005	12.26	.92	.01	.93	(.92)	-	(.92)	12.27	7.78	63.46		.43	7.37
Year ended 9/30/2004	11.88	.90	.35	1.25	(.87)	-	(.87)	12.26	10.80	74.47		.47	7.39

	Year ended September 30
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	35%	42%	41%	39%	39%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American High-Income Trust (the “Fund”), as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2008

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008, through September 30, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2008	Ending account value 9/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$931.91	$3.28	.68%
Class A -- assumed 5% return	1,000.00	1,021.60	3.44	.68
Class B -- actual return	1,000.00	928.38	6.94	1.44
Class B -- assumed 5% return	1,000.00	1,017.80	7.26	1.44
Class C -- actual return	1,000.00	928.15	7.13	1.48
Class C -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class F-1 -- actual return	1,000.00	931.79	3.38	.70
Class F-1 -- assumed 5% return	1,000.00	1,021.50	3.54	.70
Class F-2 -- actual return†	1,000.00	921.56	.73	.49
Class F-2 -- assumed 5% return†	1,000.00	1,022.55	2.48	.49
Class 529-A -- actual return	1,000.00	931.80	3.43	.71
Class 529-A -- assumed 5% return	1,000.00	1,021.45	3.59	.71
Class 529-B -- actual return	1,000.00	927.87	7.42	1.54
Class 529-B -- assumed 5% return	1,000.00	1,017.30	7.77	1.54
Class 529-C -- actual return	1,000.00	927.89	7.42	1.54
Class 529-C -- assumed 5% return	1,000.00	1,017.30	7.77	1.54
Class 529-E -- actual return	1,000.00	930.33	4.92	1.02
Class 529-E -- assumed 5% return	1,000.00	1,019.90	5.15	1.02
Class 529-F-1 -- actual return	1,000.00	932.64	2.51	.52
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.40	2.63	.52
Class R-1 -- actual return	1,000.00	928.10	7.18	1.49
Class R-1 -- assumed 5% return	1,000.00	1,017.55	7.52	1.49
Class R-2 -- actual return	1,000.00	928.27	7.04	1.46
Class R-2 -- assumed 5% return	1,000.00	1,017.70	7.36	1.46
Class R-3 -- actual return	1,000.00	930.25	4.97	1.03
Class R-3 -- assumed 5% return	1,000.00	1,019.85	5.20	1.03
Class R-4 -- actual return	1,000.00	931.71	3.48	.72
Class R-4 -- assumed 5% return	1,000.00	1,021.40	3.64	.72
Class R-5 -- actual return	1,000.00	933.15	2.03	.42
Class R-5 -- assumed 5% return	1,000.00	1,022.90	2.12	.42

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the "annualized expense ratio" and "actual return" line is based on the number of days from August 4, 2008 (the initial sale of the share class), through September 30, 2008, and accordingly, is not representative of a full period. The "assumed 5% return" line is based on 183 days.

Tax information
                                                                                    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2008:

Long-term capital gains	$25,932,000
Qualified dividend income	15,699,000
Corporate dividends received deduction	7,974,000
U.S. government income that may be exempt from state taxation	4,323,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objective of providing a high level of current income and its secondary objective of capital appreciation. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Classes B, C, F and 529
Average annual total returns for periods ended September 30, 2008:

	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–16.60%	3.05%	4.12%
Not reflecting CDSC	–12.55	3.35	4.12

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–13.40	3.29	4.43
Not reflecting CDSC	–12.59	3.29	4.43

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–11.90	4.09	5.21

Class F-2 shares[1] — first sold 8/4/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–7.84	[2]

Class 529-A shares[3] — first sold 2/19/02
Reflecting 3.75% maximum sales charge	–15.20	3.29	5.42
Not reflecting maximum sales charge	–11.91	4.08	6.03

Class 529-B shares[3] — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–16.69	2.90	5.33
Not reflecting CDSC	–12.64	3.19	5.33

Class 529-C shares[3] — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–13.45	3.20	5.15
Not reflecting CDSC	–12.64	3.20	5.15

Class 529-E shares[1,3] — first sold 3/15/02	–12.18	3.74	5.38

Class 529-F shares[1,3] — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–11.74	4.18	8.18

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 74		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 75	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 61	2006	Dean and Professor of Marketing, University of Southern California

Martin Fenton, 73	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 62	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 62	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 74	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 65	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 59	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 74

H. Frederick Christie, 75	21	AECOM Technology Corporation; DineEquity, Inc.; Ducommun Incorporated; SouthWest Water Company

James G. Ellis, 61	12	None

Martin Fenton, 73	18	None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 62	16	None

R. Clark Hooper, 62	18	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Richard G. Newman, 74	14	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 65	13	None

Steadman Upham, Ph.D., 59	14	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund[1]	principal underwriter of the fund

Abner D. Goldstine, 78	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 59	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

David C. Barclay, 52	1995	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	trustee	Other directorships[3] held by trustee

Abner D. Goldstine, 78	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 59	14	None
Vice Chairman of the Board

David C. Barclay, 52	1	None
President

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Trustees and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Susan M. Tolson, 46	1997	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Jennifer L. Hinman, 50	2001	Senior Vice President — Fixed Income, Capital
Vice President		Research Company;[5] Director, Capital Research Company;[5] Director, Capital International Research, Inc.[5]

Kristine M. Nishiyama, 38	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[5]

Kimberly S. Verdick, 44	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 34	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

M. Susan Gupton, 35	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Please see page 32 for footnotes.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2008, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
>	American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-921-1108P

Litho in USA RCG/CG/8049-S16813

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$94,000
2008	$109,000

b) Audit-Related Fees:
2007	$6,000
2008	$9,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$956,000
2008	$1,047,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$2,000
2008	$8,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,238,000 for fiscal year 2007 and $1,366,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American High-Income TrustSM
Investment portfolio

September 30, 2008

Bonds, notes & other debt instruments — 84.57%	Principal amount (000)	Value (000)

CORPORATE BONDS, NOTES & LOANS — 79.50%
CONSUMER DISCRETIONARY — 21.60%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$62,980	$56,997
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	6,000	3,510
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	5,525	4,033
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[1]	50,950	45,855
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125% 2012	2,850	1,731
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	43,890	38,404
Charter Communications Operating, LLC, Term Loan B, 4.80% 2014[2,3,4]	44,811	35,855
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[1]	28,700	25,471
Charter Communications Operating, LLC, Term Loan B, 8.77% 2014[2,3,4]	26,616	25,339
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[1]	26,500	25,837
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	78,275	52,053
Univision Communications, Inc., Second Lien Term Loan B, 6.50% 2009[2,3,4]	11,494	10,977
Univision Communications Inc. 7.85% 2011	44,456	34,898
Univision Communications, Inc., First Lien Term Loan B, 5.049% 2014[2,3,4]	65,195	42,051
Univision Communications Inc. 9.75% 2015[1,5]	160,720	75,538
Allison Transmission Holdings, Inc., Term Loan B, 5.22% 2014[2,3,4]	9,523	7,960
Allison Transmission Holdings, Inc. 11.00% 2015[1]	50,450	44,144
Allison Transmission Holdings, Inc. 11.25% 2015[1,5]	74,975	61,854
Michaels Stores, Inc., Term Loan B, 4.75% 2013[2,3,4]	28,994	21,419
Michaels Stores, Inc. 10.00% 2014	101,525	64,468
Michaels Stores, Inc. 0%/13.00% 2016[6]	6,150	1,876
Michaels Stores, Inc. 11.375% 2016	9,250	4,417
TL Acquisitions, Inc., Term Loan B, 6.20% 2014[2,3,4]	38,796	31,778
Thomson Learning 0%/13.25% 2015[1,6]	16,045	10,830
Thomson Learning 10.50% 2015[1]	56,890	45,228
CanWest Media Inc., Series B, 8.00% 2012	91,198	76,606
CanWest MediaWorks Inc. 9.25% 2015[1]	3,700	2,682
Toys “R” Us, Inc. 7.625% 2011	62,330	52,357
Toys “R” Us-Delaware, Inc., Term Loan B, 7.059% 2012[2,3,4]	24,013	21,689
MGM MIRAGE 6.00% 2009	18,500	17,390
MGM MIRAGE 8.50% 2010	3,100	2,868
Mandalay Resort Group 6.375% 2011	1,500	1,238
MGM MIRAGE 6.75% 2012	1,700	1,339
MGM MIRAGE 6.75% 2013	16,855	13,231
MGM MIRAGE 5.875% 2014	33,425	24,317
MGM MIRAGE 6.625% 2015	7,975	5,583
MGM MIRAGE 7.50% 2016	4,000	2,940
Mohegan Tribal Gaming Authority 6.375% 2009	36,500	34,857
Mohegan Tribal Gaming Authority 8.00% 2012	10,275	8,785
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	1,023
Mohegan Tribal Gaming Authority 7.125% 2014	22,100	15,801
Mohegan Tribal Gaming Authority 6.875% 2015	3,775	2,624
Gray Television Inc., Series D, 12.00%/15.00% (undated)[6,7,8]	64,500	56,438
American Media Operations, Inc., Series B, 10.25% 2009	56,620	40,059
American Media Operations, Inc., Series B, 10.25% 2009[1]	2,015	1,426
American Media Operations, Inc. 8.875% 2011	17,615	12,242
American Media Operations, Inc. 8.875% 2011[1]	641	445
K. Hovnanian Enterprises, Inc. 6.00% 2010	2,500	2,250
K. Hovnanian Enterprises, Inc. 8.875% 2012	12,815	8,202
K. Hovnanian Enterprises, Inc. 7.75% 2013	14,325	8,165
K. Hovnanian Enterprises, Inc. 6.375% 2014	2,450	1,433
K. Hovnanian Enterprises, Inc. 6.50% 2014	3,775	2,246
K. Hovnanian Enterprises, Inc. 6.25% 2015	6,790	3,904
K. Hovnanian Enterprises, Inc. 6.25% 2016	10,270	5,957
K. Hovnanian Enterprises, Inc. 7.50% 2016	10,735	6,280
K. Hovnanian Enterprises, Inc. 8.625% 2017	19,860	12,214
Boyd Gaming Corp. 7.75% 2012	27,925	24,714
Boyd Gaming Corp. 6.75% 2014	30,300	21,892
Boyd Gaming Corp. 7.125% 2016	5,500	3,836
Quebecor Media Inc. 7.75% 2016	33,400	29,392
Quebecor Media Inc. 7.75% 2016	22,370	19,686
NTL Cable PLC 8.75% 2014	43,400	36,673
NTL Cable PLC 8.75% 2014	€4,500	4,890
NTL Cable PLC 9.75% 2014	£3,000	4,123
Dollar General Corp., Term Loan B2, 6.454% 2014[2,3,4]	$5,000	4,361
Dollar General Corp. 10.625% 2015	19,725	19,528
Dollar General Corp. 11.875% 2017[2,5]	20,700	19,251
General Motors Corp. 7.20% 2011	26,680	15,741
General Motors Corp. 7.125% 2013	16,055	7,425
General Motors Corp. 7.25% 2013	€3,000	1,751
General Motors Corp. 7.70% 2016	$3,950	1,590
General Motors Corp. 8.80% 2021	30,520	11,750
General Motors Corp. 9.40% 2021[8]	5,775	2,483
General Motors Corp. 8.25% 2023	3,650	1,451
AMC Entertainment Inc., Series B, 8.625% 2012	24,450	24,328
AMC Entertainment Inc. 8.00% 2014	8,175	7,071
AMC Entertainment Inc., Series B, 11.00% 2016	10,000	9,900
Ford Capital BV 9.50% 2010[8]	4,000	2,740
Ford Motor Co. 9.50% 2011[8]	1,000	620
Ford Motor Co., Term Loan B, 5.49% 2013[2,3,4]	25,400	16,955
FCE Bank PLC 7.125% 2013[8]	€11,550	11,049
Ford Motor Co. 6.50% 2018	$18,608	7,722
Ford Motor Co. 8.875% 2022	2,220	1,021
Ford Motor Co. 7.45% 2031	2,500	1,087
Tenneco Automotive Inc., Series B, 10.25% 2013	5,144	5,311
Tenneco Automotive Inc. 8.625% 2014	38,250	30,600
Tenneco Inc. 8.125% 2015	5,000	4,300
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	41,425	35,522
Hanesbrands Inc., Series B, 6.508% 2014[2]	40,550	33,859
Kabel Deutschland GmbH 10.625% 2014	34,275	33,761
Cinemark USA, Inc., Term Loan B, 4.56% 2013[2,3,4]	5,635	4,955
Cinemark, Inc. 0%/9.75% 2014[6]	29,075	28,094
Radio One, Inc., Series B, 8.875% 2011	23,017	18,931
Radio One, Inc. 6.375% 2013[8]	20,260	13,473
Gaylord Entertainment Co. 8.00% 2013	22,450	19,644
Gaylord Entertainment Co. 6.75% 2014	14,450	12,210
William Lyon Homes, Inc. 7.625% 2012	18,050	7,130
William Lyon Homes, Inc. 10.75% 2013	20,395	8,872
William Lyon Homes, Inc. 7.50% 2014	37,860	14,955
Technical Olympic USA, Inc. 9.00% 2010[9]	22,486	10,006
Technical Olympic USA, Inc. 9.00% 2010[9]	7,325	3,260
Technical Olympic USA, Inc. 9.25% 2011[1,9]	36,325	16,165
Pinnacle Entertainment, Inc. 7.50% 2015	39,450	29,390
CSC Holdings, Inc., Series B, 8.125% 2009	12,975	12,878
Cablevision Systems Corp., Series B, 8.00% 2012	14,865	14,047
iesy Repository GmbH 10.125% 2015	€4,750	6,114
iesy Repository GmbH 10.375% 2015[1]	$20,475	19,554
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	26,525	25,132
Seneca Gaming Corp., Series B, 7.25% 2012	19,825	17,347
Seneca Gaming Corp. 7.25% 2012	8,440	7,385
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	24,094
Fox Acquisition LLC 13.375% 2016[1,8]	26,095	23,225
Meritage Corp. 7.00% 2014	8,575	6,646
Meritage Homes Corp. 6.25% 2015	10,575	7,878
Meritage Corp. 7.731% 2017[1,8]	12,500	7,142
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	23,950	21,315
Sealy Mattress Co. 8.25% 2014	26,670	21,069
Cooper-Standard Automotive Inc. 7.00% 2012	18,025	14,600
Cooper-Standard Automotive Inc. 8.375% 2014	9,275	5,890
Education Management LLC and Education Management Finance Corp. 8.75% 2014	4,125	3,465
Education Management LLC and Education Management Finance Corp. 10.25% 2016	21,020	16,921
LBI Media, Inc. 8.50% 2017[1]	30,380	20,203
Edcon Pty Ltd. 8.208% 2014[2]	€22,425	18,928
Dillard’s, Inc. 6.625% 2008	$5,050	5,063
Dillard Department Stores, Inc. 9.125% 2011	8,230	7,942
Dillard Department Stores, Inc. 7.85% 2012	1,900	1,681
Dillard’s, Inc. 7.13% 2018	4,000	2,560
Dillard’s, Inc. 7.00% 2028	3,000	1,545
Beazer Homes USA, Inc. 8.625% 2011	9,600	7,824
Beazer Homes USA, Inc. 8.125% 2016	16,725	10,704
J.C. Penney Co., Inc. 8.00% 2010	14,995	15,301
J.C. Penney Co., Inc. 9.00% 2012	2,980	3,155
DaimlerChrysler Financial Services Americas LLC, First Lien Term Loan, 6.82% 2012[2,3,4]	25,550	17,455
Local T.V. Finance LLC 9.25% 2015[1,5]	25,560	16,742
Bon-Ton Department Stores, Inc. 10.25% 2014	50,375	15,364
Standard Pacific Corp. 5.125% 2009	3,750	3,600
Standard Pacific Corp. 6.875% 2011	1,905	1,629
Standard Pacific Corp. 7.75% 2013	3,920	3,214
Standard Pacific Corp. 6.25% 2014	5,685	4,321
Standard Pacific Corp. 7.00% 2015	2,715	2,063
Warner Music Group 7.375% 2014	19,610	14,658
Liberty Media Corp. 7.75% 2009	4,750	4,783
Liberty Media Corp. 8.25% 2030	12,675	8,616
Regal Cinemas Corp., Series B, 9.375% 2012[8]	13,300	13,026
Claire’s Stores, Inc., Term Loan B, 5.56% 2014[2,3,4]	9,603	5,831
Claire’s Stores, Inc. 9.25% 2015	14,450	6,069
Neiman Marcus Group, Inc. 9.00% 2015[5]	13,330	11,231
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	9,000	4,185
R.H. Donnelley Corp., Series A-1, 6.875% 2013	2,425	958
Dex Media, Inc., Series B, 8.00% 2013	3,075	1,430
R.H. Donnelley Corp., Series A-3, 8.875% 2016	12,750	4,399
KB Home 5.875% 2015	4,185	3,348
KB Home 6.25% 2015	9,285	7,614
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	41,358	10,133
Seminole Tribe of Florida 7.804% 2020[1,3]	10,050	10,053
Delphi Automotive Systems Corp. 6.55% 2006[9]	12,730	1,591
Delphi Automotive Systems Corp. 6.50% 2009[9]	34,600	4,325
Delphi Corp. 6.50% 2013[9]	17,190	2,235
Delphi Automotive Systems Corp. 7.125% 2029[9]	14,300	1,787
Delphi Trust I 8.25% 2033[9]	4,470	34
Vidéotron Ltée 6.875% 2014	6,780	6,441
Vidéotron Ltée 6.375% 2015	3,720	3,292
Young Broadcasting Inc. 10.00% 2011	58,845	8,827
Young Broadcasting Inc. 8.75% 2014	4,040	606
Visteon Corp. 8.25% 2010	3,772	3,150
Visteon Corp. 12.25% 2016[1]	9,737	5,891
Burlington Coat Factory Warehouse Corp. 11.125% 2014[8]	14,025	8,205
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	8,375	6,951
WDAC Intermediate Corp. 8.375% 2014[1]	9,870	5,478
WDAC Intermediate Corp. 8.50% 2014	€1,750	1,299
Idearc Inc. 8.00% 2016	$24,375	6,764
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	6,031	5,986
D.R. Horton, Inc. 8.00% 2009	5,770	5,705
Federated Retail Holdings, Inc. 6.375% 2037	6,845	4,971
Viacom Inc. 5.75% 2011	4,500	4,374
TRW Automotive Inc. 7.00% 2014[1]	4,650	3,859
Royal Caribbean Cruises Ltd. 8.00% 2010	3,200	3,168
Goodyear Tire & Rubber Co. 6.678% 2009[2]	3,000	2,955
News America Inc. 6.75% 2038	2,990	2,919
Dollarama Group LP and Dollarama Corp. 8.875% 2012	2,675	2,287
Wyndham Worldwide Corp. 6.00% 2016	2,415	2,064
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 6.47% 2012[2,3,4]	1,750	1,584
KAC Acquisition Corp. 8.00% 2026[1,5,8]	219	219
		2,489,879

INDUSTRIALS — 10.04%
Nielsen Finance LLC, Term Loan B, 4.803% 2013[2,3,4]	9,701	8,606
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	92,625	88,457
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	113,700	74,474
Continental Airlines, Inc. 8.75% 2011	21,200	15,264
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[3]	5,000	4,800
Continental Airlines, Inc., Series 2000-2, Class C, 8.312% 2012[3]	3,291	2,945
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[3]	5,526	4,559
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	8,918	7,134
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[3]	11,057	9,205
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	5,163	4,543
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	2,943	2,348
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	9,145	7,773
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[3]	13,317	8,656
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	3,171	2,664
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	2,780	2,448
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[3]	369	349
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	10,907	8,620
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 6.55% 2014[2,3,4]	10,366	9,588
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 7.47% 2014[2,3,4]	10,488	9,702
DAE Aviation Holdings, Inc. 11.25% 2015[1,8]	66,070	59,463
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[3,8,9]	1,136	—
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[3,9]	17,433	20,135
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	4,082	4,122
United Air Lines, Inc., Term Loan B, 5.75% 2014[2,3,4]	45,624	28,544
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3]	1,887	1,776
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	1,590	1,575
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,3]	8,966	6,231
AMR Corp., Series B, 10.45% 2011	1,850	1,216
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	17,375	14,248
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[3]	8,690	7,604
AMR Corp. 9.00% 2012	16,155	10,582
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	1,300	1,197
AMR Corp. 9.00% 2016	1,475	907
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	20,457	10,024
AMR Corp. 9.88% 2020[8]	1,275	797
AMR Corp. 9.80% 2021[8]	2,555	1,597
AMR Corp. 10.00% 2021[8]	9,000	5,625
Ashtead Group PLC 8.625% 2015[1]	17,750	15,354
Ashtead Capital, Inc. 9.00% 2016[1]	43,270	37,429
ARAMARK Corp., Term Loan B, 5.637% 2014[2,3,4]	15,587	13,666
ARAMARK Corp., Term Loan B, Letter of Credit, 5.637% 2014[2,3,4]	990	868
ARAMARK Corp. 6.301% 2015[2]	12,520	11,018
ARAMARK Corp. 8.50% 2015	28,745	27,164
DynCorp International and DIV Capital Corp., Series B, 9.50% 2013	29,367	28,780
DynCorp International and DIV Capital Corp. 9.50% 2013[1]	23,310	23,193
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	4,975	4,577
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[5]	48,710	44,326
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	2,880	2,592
US Investigations Services, Inc., Term Loan B, 5.954% 2015[2,3,4]	10,648	9,210
US Investigations Services, Inc. 10.50% 2015[1]	34,825	31,168
US Investigations Services, Inc. 11.75% 2016[1,8]	12,875	10,300
DRS Technologies, Inc. 6.875% 2013	21,630	21,522
DRS Technologies, Inc. 6.625% 2016	5,400	5,481
DRS Technologies, Inc. 7.625% 2018	18,175	19,084
NTK Holdings Inc. 0%/10.75% 2014[3,6]	53,460	23,255
THL Buildco, Inc. 8.50% 2014	34,620	19,907
Allied Waste North America, Inc., Series B, 6.50% 2010	9,500	9,334
Allied Waste North America, Inc., Series B, 5.75% 2011	8,450	8,133
Allied Waste North America, Inc., Series B, 6.125% 2014	5,350	4,949
Allied Waste North America, Inc., Series B, 7.375% 2014	15,705	15,352
Allied Waste North America, Inc. 6.875% 2017	2,800	2,618
Navios Maritime Holdings Inc. 9.50% 2014	35,900	33,208
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[3]	1,120	1,089
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[3]	17,018	15,401
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[3]	3,500	3,028
Delta Air Lines, Inc., Second Lien Term Loan B, 6.954% 2014[2,3,4]	11,850	8,422
CEVA Group PLC 10.00% 2014[1]	9,675	9,336
CEVA Group PLC, Bridge Loan, 7.736% 2015[2,3,4,8]	26,763	16,593
Northwest Airlines, Inc., Term Loan B, 7.27% 2013[2,3,4,8]	14,386	13,558
Northwest Airlines, Inc., Term Loan A, 5.52% 2018[2,3,4,8]	11,489	10,368
Atrium Companies, Inc., Term Loan B, 6.54% 2012[2,3,4]	24,079	17,698
ACIH, Inc. 11.50% 2012[1,9]	37,235	4,654
RBS Global, Inc. and Rexnord LLC 9.50% 2014	11,675	11,033
RBS Global, Inc. and Rexnord LLC 8.875% 2016	8,475	7,755
TFM, SA de CV 9.375% 2012	17,775	18,219
Accuride Corp. 8.50% 2015	26,755	17,123
B/E Aerospace 8.50% 2018	16,105	15,662
Kansas City Southern Railway Co. 7.50% 2009	10,067	10,117
Kansas City Southern Railway Co. 8.00% 2015	3,400	3,366
RSC Holdings III, LLC, Second Lien Term Loan B, 6.30% 2013[2,3,4]	16,541	13,037
United Rentals (North America), Inc., Series B, 6.50% 2012	10,675	8,967
United Rentals (North America), Inc. 7.75% 2013	3,625	2,764
TransDigm Inc. 7.75% 2014	11,960	11,302
Mobile Services Group, Inc. 9.75% 2014	10,000	9,350
H&E Equipment Services, Inc. 8.375% 2016	11,875	8,847
Esterline Technologies Corp. 6.625% 2017	8,250	7,879
Quebecor World Inc. 8.75% 2016[1,9]	17,615	7,134
Sequa Corp., Term Loan B, 6.96% 2014[2,3,4]	7,365	6,617
Alion Science and Technology Corp. 10.25% 2015	10,350	6,572
Esco Corp. 6.694% 2013[1,2]	950	879
Esco Corp. 8.625% 2013[1]	5,600	5,516
Hertz Corp. 8.875% 2014	3,175	2,754
Hertz Corp. 10.50% 2016	4,250	3,570
Park-Ohio Industries, Inc. 8.375% 2014	6,225	4,964
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	5,150	3,927
		1,157,767

TELECOMMUNICATION SERVICES — 8.38%
Qwest Capital Funding, Inc. 7.90% 2010	18,285	17,782
Qwest Capital Funding, Inc. 7.25% 2011	83,750	78,725
Qwest Communications International Inc. 7.25% 2011	43,725	41,648
Qwest Corp. 8.875% 2012	3,600	3,546
Qwest Capital Funding, Inc. 7.625% 2021	1,325	1,014
U S WEST Capital Funding, Inc. 6.875% 2028	3,300	2,310
Sprint Capital Corp. 6.375% 2009	2,980	2,921
Sprint Nextel Corp. 4.169% 2010[2]	5,120	4,771
Nextel Communications, Inc., Series E, 6.875% 2013	15,513	10,555
Nextel Communications, Inc., Series F, 5.95% 2014	71,690	48,083
Nextel Communications, Inc., Series D, 7.375% 2015	52,978	34,985
Sprint Nextel Corp. 6.00% 2016	25,250	19,472
Sprint Capital Corp. 6.90% 2019	15,655	12,154
Sprint Capital Corp. 8.75% 2032	13,245	10,353
Windstream Corp. 8.125% 2013	93,400	89,197
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	31,370	29,919
Windstream Corp. 8.625% 2016	12,300	11,408
Centennial Communications Corp. 8.541% 2013[2]	49,250	45,064
Centennial Communications Corp. 10.00% 2013	13,750	13,234
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	37,505	37,318
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	24,175	24,054
American Tower Corp. 7.125% 2012	56,985	56,415
American Tower Corp. 7.50% 2012	14,100	13,959
American Tower Corp. 7.00% 2017[1]	21,825	20,952
MetroPCS Wireless, Inc., Term Loan B, 5.063% 2013[2,3,4]	15,732	14,139
MetroPCS Wireless, Inc. 9.25% 2014	58,200	54,708
Cricket Communications, Inc. 9.375% 2014	49,230	46,030
Cricket Communications, Inc. 10.875% 2014	16,875	15,778
Orascom Telecom 7.875% 2014[1]	32,780	28,846
Digicel Group Ltd. 8.875% 2015[1]	29,100	24,517
Cincinnati Bell Inc. 7.25% 2013	24,800	22,444
NTELOS Inc., Term Loan B, 5.96% 2011[2,3,4]	20,751	19,701
Rogers Wireless Inc. 7.25% 2012	6,375	6,477
Rogers Wireless Inc. 7.50% 2015	12,025	12,239
Hawaiian Telcom Communications, Inc. 8.486% 2013[2]	19,715	3,844
Hawaiian Telcom Communications, Inc. 9.75% 2013	23,340	4,785
Hawaiian Telcom Communications, Inc., Term Loan C, 6.262% 2014[2,3,4]	8,877	6,239
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	8,725	1,265
Level 3 Financing, Inc. 9.25% 2014	19,150	14,554
ALLTEL Corp., Term Loan B3, 4.997% 2015[2,3,4]	12,177	11,925
Millicom International Cellular SA 10.00% 2013	10,050	10,000
Telecom Italia Capital SA 7.721% 2038	10,000	8,309
Trilogy International Partners LLC, Term Loan B, 7.262% 2012[2,3,4]	10,475	8,275
Nordic Telephone Co. Holding ApS 8.875% 2016[1]	7,900	7,229
Citizens Communications Co. 7.875% 2027	9,350	7,059
América Móvil, SAB de CV 8.46% 2036	MXN65,000	5,228
Intelsat, Ltd. 6.50% 2013	$4,475	2,886
		966,316

HEALTH CARE — 8.24%
Tenet Healthcare Corp. 6.375% 2011	9,820	9,108
Tenet Healthcare Corp. 7.375% 2013	16,435	15,038
Tenet Healthcare Corp. 9.875% 2014	149,910	146,912
Tenet Healthcare Corp. 9.25% 2015	51,220	48,659
Tenet Healthcare Corp. 6.875% 2031	200	137
HealthSouth Corp. 9.133% 2014[2]	57,805	56,360
HealthSouth Corp. 10.75% 2016[8]	86,990	90,035
VWR Funding, Inc. 10.25% 2015[2,5,8]	116,360	98,906
HCA Inc., Term Loan B, 6.012% 2013[2,3,4]	68,007	60,551
HCA Inc. 9.125% 2014	4,345	4,236
HCA Inc. 9.25% 2016	7,700	7,507
HCA Inc. 9.625% 2016[5]	9,715	9,254
Elan Finance PLC and Elan Finance Corp. 7.75% 2011	5,375	4,891
Elan Finance PLC and Elan Finance Corp. 6.935% 2013[2]	16,120	13,299
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	65,255	55,140
PTS Acquisition Corp. 9.50% 2015[5,8]	71,750	53,812
Boston Scientific Corp. 5.45% 2014	4,885	4,592
Boston Scientific Corp. 6.40% 2016	4,190	4,001
Boston Scientific Corp. 5.125% 2017	3,685	3,141
Boston Scientific Corp. 7.00% 2035	41,985	37,577
Warner Chilcott Corp. 8.75% 2015	35,474	35,119
Mylan Inc., Term Loan B, 7.063% 2014[2,3,4,8]	35,298	32,474
Surgical Care Affiliates, Inc. 8.875% 2015[1,5,8]	23,275	19,551
Surgical Care Affiliates, Inc. 10.00% 2017[1,8]	17,585	12,837
Bausch & Lomb Inc. 9.875% 2015[1]	33,050	31,480
Team Finance LLC and Health Finance Corp. 11.25% 2013[8]	30,640	31,253
Viant Holdings Inc. 10.125% 2017[1]	34,310	27,963
CHS/Community Health Systems, Inc. 8.875% 2015	18,210	17,391
Symbion Inc. 11.00% 2015[1,2,5]	20,830	15,727
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015[8]	2,625	2,704
		949,655

FINANCIALS — 8.01%
Ford Motor Credit Co. 5.625% 2008	3,570	3,570
Ford Motor Credit Co. 4.904% 2009[1,2,8]	5,250	4,830
Ford Motor Credit Co. 7.375% 2009[8]	4,725	3,897
Ford Motor Credit Co. 8.625% 2010	3,805	2,699
Ford Motor Credit Co. 9.75% 2010[2,8]	31,000	22,908
Ford Motor Credit Co. 7.25% 2011	5,000	3,181
Ford Motor Credit Co. 7.375% 2011	10,025	6,665
Ford Motor Credit Co. 9.875% 2011	5,000	3,451
Ford Motor Credit Co. 5.538% 2012[2,8]	111,310	67,343
Ford Motor Credit Co. 7.80% 2012[8]	3,000	1,932
Ford Motor Credit Co. 8.00% 2016	9,515	6,024
Residential Capital Corp. 8.125% 2008	2,515	2,150
GMAC LLC 4.054% 2009[2]	1,300	941
General Motors Acceptance Corp. 5.625% 2009[8]	18,000	13,344
General Motors Acceptance Corp. 5.85% 2009	5,000	4,274
General Motors Acceptance Corp. 7.75% 2010	18,000	10,780
Residential Capital Corp. 8.375% 2010[2]	26,575	6,245
Residential Capital Corp. 8.50% 2010[1,8]	2,174	1,196
General Motors Acceptance Corp. 7.25% 2011	47,035	22,257
General Motors Acceptance Corp. 6.625% 2012	3,000	1,271
General Motors Acceptance Corp. 6.875% 2012	11,450	4,554
General Motors Acceptance Corp. 7.00% 2012	22,550	9,197
General Motors Acceptance Corp. 5.011% 2014[2,8]	15,000	5,550
General Motors Acceptance Corp. 6.75% 2014	4,120	1,583
Realogy Corp., Term Loan, Letter of Credit, 5.468% 2013[2,3,4]	4,904	3,716
Realogy Corp., Term Loan B, 5.487% 2013[2,3,4]	22,971	17,408
Realogy Corp. 10.50% 2014	110,055	48,974
Realogy Corp. 11.00% 2014[5]	23,225	9,000
Realogy Corp. 12.375% 2015	9,625	3,321
Countrywide Home Loans, Inc., Series M, 4.125% 2009	19,776	18,192
Countrywide Home Loans, Inc., Series K, 5.625% 2009	8,522	8,061
Countrywide Financial Corp., Series A, 4.50% 2010	4,986	4,508
Countrywide Financial Corp., Series B, 5.80% 2012	24,715	20,895
Countrywide Financial Corp. 6.25% 2016	5,875	4,188
MBNA Capital A, Series A, 8.278% 2026	7,500	6,740
Countrywide Financial Corp., Series A, 0% 2037[1,2]	15,000	14,775
Countrywide Financial Corp., Series A, 0% 2037[2]	28,500	28,072
Bank of America Corp., Series M, 8.125% noncumulative preferred (undated)[2]	9,000	7,283
E*TRADE Financial Corp. 8.00% 2011	22,475	19,666
E*TRADE Financial Corp. 7.375% 2013	4,375	3,587
E*TRADE Financial Corp. 7.875% 2015	36,920	29,721
CIT Group Inc. 2.925% 2009[2]	7,980	6,825
CIT Group Inc. 4.125% 2009	19,548	16,980
CIT Group Inc. 4.25% 2010	21,925	14,455
CIT Group Inc. 5.40% 2012	541	311
CIT Group Inc. 7.625% 2012	16,615	10,548
CIT Group Inc. 7.75% 2012	578	405
CIT Group Inc. 5.40% 2013	80	45
CIT Group Inc. 5.65% 2017	3,385	1,654
Liberty Mutual Group Inc., Series A, 7.80% 2087[1]	8,260	4,999
Liberty Mutual Group Inc., Series C, 10.75% 2088[1,2]	59,740	43,085
Rouse Co. 3.625% 2009	12,415	11,111
Rouse Co. 7.20% 2012	12,145	8,684
Rouse Co. 5.375% 2013	22,130	13,610
Rouse Co. 6.75% 2013[1]	17,950	12,296
TuranAlem Finance BV 7.875% 2010	10,000	7,950
TuranAlem Finance BV 7.75% 2013[1]	8,500	5,170
TuranAlem Finance BV 8.50% 2015	4,000	2,500
TuranAlem Finance BV 8.50% 2015[1]	2,280	1,425
TuranAlem Finance BV 8.25% 2037[1]	17,970	10,108
Merrill Lynch & Co., Inc. 6.875% 2018	28,000	24,814
Citigroup Capital XXI 8.30% 2077[2]	28,675	21,412
Kazkommerts International BV 8.50% 2013[1]	3,500	2,275
Kazkommerts International BV 8.50% 2013	1,500	975
Kazkommerts International BV 7.875% 2014[1]	10,000	5,950
Kazkommerts International BV 8.00% 2015[1]	6,000	3,630
Kazkommerts International BV 8.00% 2015	3,000	1,815
Kazkommerts International BV, Series 4, 7.50% 2016	7,500	4,313
Host Marriott, LP, Series M, 7.00% 2012	11,100	9,962
Host Marriott, LP, Series K, 7.125% 2013	1,950	1,745
Host Hotels & Resorts, LP, Series S, 6.875% 2014	7,175	6,242
Lazard Group LLC 7.125% 2015	11,650	10,125
Lazard Group LLC 6.85% 2017	8,245	6,839
SLM Corp., Series A, 5.375% 2013	9,000	5,900
SLM Corp., Series A, 3.10% 2014[2]	7,000	3,998
SLM Corp., Series A, 8.45% 2018	10,000	6,810
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative preferred (undated)[1]	6,700	6,881
SMFG Preferred Capital USD 3 Ltd. 9.50% (undated)[1,2]	9,360	8,947
HSBK (Europe) BV 7.75% 2013	7,660	5,304
HSBK (Europe) BV 7.75% 2013[1]	1,200	831
HSBK (Europe) BV 7.25% 2017[1]	13,765	8,610
iStar Financial, Inc. 6.00% 2010	7,862	4,700
iStar Financial, Inc., Series B, 5.125% 2011	2,788	1,423
iStar Financial, Inc. 6.50% 2013	5,156	2,658
iStar Financial, Inc. 8.625% 2013	5,000	2,602
iStar Financial, Inc., Series B, 5.70% 2014	444	218
MetLife Capital Trust X 9.25% 2068[1,2]	12,000	11,418
Capmark Financial Group Inc. 3.453% 2010[2]	9,000	6,394
Capmark Financial Group Inc. 5.875% 2012	7,700	3,841
Wells Fargo Capital XV 9.75% (undated)[2]	9,600	9,321
International Lease Finance Corp., Series R, 6.375% 2013	7,900	4,993
International Lease Finance Corp., Series R, 5.65% 2014	4,000	2,359
Sovereign Bancorp, Inc. 3.44% 2010[2]	10,475	7,338
LaBranche & Co Inc. 11.00% 2012	7,750	7,324
Advanta Capital Trust I, Series B, 8.99% 2026	12,000	6,540
Northern Rock PLC 5.60% (undated)[1,2]	900	472
Northern Rock PLC 6.594% (undated)[1,2]	11,400	5,985
Catlin Insurance Ltd. 7.249% (undated)[1,2]	14,250	6,369
JPMorgan Chase & Co., Series I, 7.90% (undated)[2]	7,500	6,331
Lehman Brothers Holdings Inc., Series G, 3.95% 2009[9]	780	101
Lehman Brothers Holdings Inc., Series G, 4.25% 2010[9]	740	96
Lehman Brothers Holdings Inc., Series I, 3.005% 2011[2,9]	4,105	534
Lehman Brothers Holdings Inc., Series I, 5.25% 2012[9]	3,750	487
Lehman Brothers Holdings Inc. 6.625% 2012[9]	1,875	244
Lehman Brothers Holdings Inc., Series G, 4.80% 2014[9]	5,000	650
Lehman Brothers Holdings Inc., Series I, 6.20% 2014[9]	4,640	603
Lehman Brothers Holdings Inc., Series H, 5.50% 2016[9]	360	47
Lehman Brothers Holdings Inc., Series I, 6.875% 2018[9]	26,750	3,477
Zions Bancorporation 5.65% 2014	10,000	6,112
Hospitality Properties Trust 5.125% 2015	3,640	2,810
Hospitality Properties Trust 6.30% 2016	155	123
Hospitality Properties Trust 5.625% 2017	270	199
Hospitality Properties Trust 6.70% 2018	2,945	2,318
National City Preferred Capital Trust I 12.00% (undated)[2]	12,500	5,422
Agile Property Holdings Ltd. 9.00% 2013	8,050	5,213
Banco Mercantil del Norte, SA 6.135% 2016[1,8]	3,500	3,272
Banco Mercantil del Norte, SA 6.862% 2021[1,2]	2,000	1,774
AmeriCredit Corp. 8.50% 2015	5,668	4,761
Chevy Chase Bank, FSB 6.875% 2013	5,500	4,427
Morgan Stanley 10.09% 2017	BRL10,800	3,586
HBOS PLC 6.75% 2018[1]	$3,300	2,772
Barclays Bank PLC 7.70% (undated)[1,2]	3,000	2,474
UnumProvident Corp. 5.859% 2009	2,000	2,021
Schwab Capital Trust I 7.50% 2037[2]	2,000	1,655
		922,952

INFORMATION TECHNOLOGY — 7.27%
NXP BV and NXP Funding LLC 5.541% 2013[2]	42,850	28,442
NXP BV and NXP Funding LLC 7.713% 2013[2]	€15,900	13,756
NXP BV and NXP Funding LLC 7.875% 2014	$68,575	46,288
NXP BV and NXP Funding LLC 8.625% 2015	€64,225	44,272
NXP BV and NXP Funding LLC 9.50% 2015	$156,040	80,751
Freescale Semiconductor, Inc., Term Loan B, 4.236% 2013[2,3,4]	4,888	4,014
Freescale Semiconductor, Inc. 6.694% 2014[2]	3,000	2,025
Freescale Semiconductor, Inc. 8.875% 2014	32,425	22,535
Freescale Semiconductor, Inc. 9.125% 2014[5]	206,112	130,881
Freescale Semiconductor, Inc. 10.125% 2016	75,425	48,649
Sanmina-SCI Corp. 6.75% 2013	35,865	31,561
Sanmina-SCI Corp. 5.569% 2014[1,2]	17,000	14,875
Sanmina-SCI Corp. 8.125% 2016	57,375	49,056
First Data Corp., Term Loan B2, 5.948% 2014[2,3,4]	66,254	57,476
First Data Corp. 9.875% 2015[1]	34,685	27,271
Hughes Communications, Inc. 9.50% 2014	53,375	52,041
SunGard Data Systems Inc. 9.125% 2013	39,889	36,100
SunGard Data Systems Inc. 4.875% 2014	4,500	3,847
Sensata Technologies BV, Term Loan B, 4.543% 2013[2,3,4]	5,624	4,775
Sensata Technologies BV 8.00% 2014[2]	32,755	27,842
Ceridian Corp. 11.25% 2015[1]	32,925	27,245
Jabil Circuit, Inc. 5.875% 2010	4,250	4,101
Jabil Circuit, Inc. 8.25% 2018	22,415	21,070
Serena Software, Inc. 10.375% 2016	24,540	21,718
Celestica Inc. 7.875% 2011	10,525	10,262
Celestica Inc. 7.625% 2013	5,475	5,010
Nortel Networks Ltd. 7.041% 2011[2]	12,250	8,238
Nortel Networks Ltd. 10.125% 2013	3,665	2,355
Nortel Networks Ltd. 10.75% 2016	1,325	818
Xerox Corp. 7.125% 2010	3,650	3,735
Xerox Corp. 7.625% 2013	5,000	5,067
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	18,010	2,206
Exodus Communications, Inc. 11.625% 2010[8,9]	3,761	—
		838,282

UTILITIES — 5.01%
Edison Mission Energy 7.50% 2013	44,900	43,329
Edison Mission Energy 7.75% 2016	15,125	14,293
Midwest Generation, LLC, Series B, 8.56% 2016[3]	39,629	40,818
Edison Mission Energy 7.00% 2017	26,020	23,548
Edison Mission Energy 7.20% 2019	46,450	41,108
Homer City Funding LLC 8.734% 2026[3]	9,179	9,363
Edison Mission Energy 7.625% 2027	36,280	29,568
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 6.303% 2014[2,3,4]	15,880	13,418
Texas Competitive Electric Holdings Co. LLC 10.25% 2015[1]	64,400	58,443
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[1]	60,035	54,482
Texas Competitive Electric Holdings Co. LLC 10.50% 2016[1,5]	12,000	10,230
Intergen Power 9.00% 2017[1]	71,775	72,134
AES Corp. 9.50% 2009	2,638	2,625
AES Corp. 9.375% 2010	5,508	5,536
AES Corp. 8.875% 2011	8,475	8,390
AES Corp. 8.75% 2013[1]	13,542	13,677
AES Gener SA 7.50% 2014	15,350	16,243
AES Corp. 7.75% 2015	2,000	1,825
AES Red Oak, LLC, Series A, 8.54% 2019[3]	7,300	7,300
AES Red Oak, LLC, Series B, 9.20% 2029[3]	5,000	4,900
NRG Energy, Inc. 7.25% 2014	22,925	21,320
NRG Energy, Inc. 7.375% 2016	33,700	30,414
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,000	4,290
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,022
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	2,650	2,690
Sierra Pacific Resources 8.625% 2014	12,000	12,350
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,475	2,351
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,600	1,514
Sierra Pacific Resources 6.75% 2017	2,000	1,838
ISA Capital do Brasil SA 7.875% 2012[1]	3,275	3,152
ISA Capital do Brasil SA 8.80% 2017[1]	11,800	11,358
Enersis SA 7.375% 2014	6,800	6,874
FPL Energy National Wind Portfolio, LLC 6.125% 2019[1,3]	3,665	3,607
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[1]	2,000	1,814
		577,824

MATERIALS — 4.81%
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	33,010	27,728
Stone Container Corp. 8.375% 2012	12,840	10,850
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	24,405	19,890
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	18,885	14,825
Georgia Gulf Corp. 9.50% 2014	77,340	47,951
Nalco Co. 7.75% 2011	29,940	29,491
Nalco Co. 8.875% 2013	1,000	1,003
Nalco Co. 9.00% 2013	€1,000	1,336
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[6,8]	$8,700	8,091
Building Materials Corp. of America 7.75% 2014	45,035	35,803
Algoma Steel Inc., Term Loan B, 5.69% 2013[2,3,4]	6,361	5,948
Algoma Steel Inc. 9.875% 2015[1]	31,750	28,773
Freeport-McMoRan Copper & Gold Inc. 6.875% 2014	3,000	2,973
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	16,290	16,025
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	12,345	12,178
Associated Materials Inc. 9.75% 2012	8,865	8,776
AMH Holdings, Inc. 0%/11.25% 2014[6]	34,345	22,324
International Paper Co. 7.95% 2018	30,490	30,010
AEP Industries Inc. 7.875% 2013	23,280	17,576
Metals USA Holdings Corp. 8.791% 2012[2,5]	18,795	15,130
Metals USA, Inc. 11.125% 2015	1,750	1,689
Rockwood Specialties Group, Inc. 7.50% 2014	5,765	5,506
Rockwood Specialties Group, Inc. 7.625% 2014	€8,700	11,138
Plastipak Holdings, Inc. 8.50% 2015[1,8]	$20,340	16,577
Abitibi-Consolidated Inc. 8.55% 2010	5,775	2,223
Abitibi-Consolidated Co. of Canada 15.50% 2010[1,8]	2,810	1,911
Abitibi-Consolidated Co. of Canada 6.319% 2011[2]	6,975	2,302
Abitibi-Consolidated Inc. 7.75% 2011	9,110	2,961
Abitibi-Consolidated Co. of Canada 6.00% 2013	3,000	810
Abitibi-Consolidated Co. of Canada 8.375% 2015	19,790	4,898
Georgia-Pacific Corp. 8.125% 2011	11,600	11,542
Georgia-Pacific Corp., First Lien Term Loan B, 4.567% 2012[2,3,4]	3,782	3,320
Graphic Packaging International, Inc. 8.50% 2011	11,890	11,355
Graphic Packaging International, Inc. 9.50% 2013	2,425	2,207
NewPage Corp., Series B, 10.00% 2012	7,250	6,525
NewPage Corp., Series A, 12.00% 2013	6,150	5,412
Domtar Corp. 5.375% 2013	5,075	4,314
Domtar Corp. 7.125% 2015	7,810	7,224
MacDermid 9.50% 2017[1]	13,150	11,112
Neenah Paper, Inc. 7.375% 2014	12,595	10,045
FMG Finance Pty Ltd. 10.625% 2016[1]	10,100	9,948
Ryerson Inc. 10.176% 2014[1,2]	2,100	1,722
Ryerson Inc. 12.00% 2015[1]	9,450	8,080
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014[8]	14,038	9,125
Vale Overseas Ltd. 6.25% 2017	3,700	3,476
Vale Overseas Ltd. 6.875% 2036	4,000	3,580
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	6,850	6,360
Allegheny Technologies, Inc. 8.375% 2011	5,000	5,318
Momentive Performance Materials Inc. 9.75% 2014	5,000	3,975
Airgas, Inc. 6.25% 2014	3,500	3,307
Airgas, Inc. 7.125% 2018[1]	650	632
Owens-Illinois, Inc. 7.50% 2010	2,000	1,990
Owens-Brockway Glass Container Inc. 8.25% 2013	1,400	1,400
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	462
Smurfit Capital Funding PLC 7.50% 2025	$4,250	3,549
Exopack Holding Corp. 11.25% 2014	3,650	3,084
Witco Corp. 6.875% 2026[8]	5,080	2,972
Norampac Inc. 6.75% 2013	3,500	2,642
Novelis Inc. 7.25% 2015[2]	2,750	2,406
Huntsman LLC 11.50% 2012	500	512
		554,292

ENERGY — 3.12%
Enterprise Products Operating LP 8.375% 2066[2]	28,360	26,325
Enterprise Products Operating LP 7.034% 2068[2]	96,310	77,771
Williams Companies, Inc. 4.791% 2010[1,2]	28,000	27,495
Williams Companies, Inc. 6.375% 2010[1]	6,000	5,883
Williams Companies, Inc. 8.125% 2012	9,800	9,909
Williams Companies, Inc. 7.875% 2021	1,650	1,653
Transcontinental Gas Pipe Line Corp. 7.25% 2026	6,650	6,407
Williams Companies, Inc. 8.75% 2032	20,830	21,412
Petroplus Finance Ltd. 6.75% 2014[1]	18,250	15,513
Petroplus Finance Ltd. 7.00% 2017[1]	38,825	32,419
Drummond Co., Inc. 7.375% 2016[1]	47,880	40,818
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	11,375	11,154
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	22,850	21,283
Gaz Capital SA 6.51% 2022[1]	10,000	7,225
Gaz Capital SA 7.288% 2037[1]	11,800	8,437
TEPPCO Partners LP 7.00% 2067[2]	16,665	14,032
Pemex Project Funding Master Trust 7.875% 2009	1,135	1,151
Pemex Project Funding Master Trust 5.75% 2018[1]	5,850	5,565
Pemex Project Funding Master Trust 6.625% 2035[1]	6,500	5,985
Forest Oil Corp. 7.25% 2019	13,750	11,825
Enbridge Energy Partners, LP 8.05% 2067[2]	7,220	6,132
TransCanada PipeLines Ltd. 6.35% 2067[2]	1,450	1,149
		359,543

CONSUMER STAPLES — 3.02%
Stater Bros. Holdings Inc. 8.125% 2012	42,605	41,966
Stater Bros. Holdings Inc. 7.75% 2015	28,425	26,720
Dole Food Co., Inc. 8.625% 2009	11,600	11,136
Dole Food Co., Inc. 7.25% 2010	18,845	16,678
Dole Food Co., Inc. 8.875% 2011	24,960	21,091
SUPERVALU INC., Term Loan B, 4.679% 2012[2,3,4]	9,248	8,431
SUPERVALU INC. 7.50% 2012	3,860	3,764
Albertson’s, Inc. 7.25% 2013	4,990	4,865
SUPERVALU INC. 7.50% 2014	1,000	975
Albertson’s, Inc. 8.00% 2031	32,750	30,515
Duane Reade Inc. 7.319% 2010[2]	15,170	13,881
Duane Reade Inc. 9.75% 2011	32,910	27,809
Constellation Brands, Inc. 8.375% 2014	6,775	6,741
Constellation Brands, Inc. 7.25% 2017	31,375	29,022
Elizabeth Arden, Inc. 7.75% 2014	24,012	21,971
Vitamin Shoppe Industries Inc. 10.304% 2012[2,8]	19,535	18,094
Yankee Candle Co., Inc., Series B, 8.50% 2015	23,350	17,046
JBS SA 10.50% 2016	13,930	10,761
Smithfield Foods, Inc., Series B, 8.00% 2009	3,000	2,925
Smithfield Foods, Inc., Series B, 7.75% 2013	1,800	1,521
Smithfield Foods, Inc. 7.75% 2017	7,850	6,201
Cott Beverages Inc. 8.00% 2011	14,500	10,222
Rite Aid Corp. 7.70% 2027	8,500	3,357
Rite Aid Corp. 6.875% 2028	12,977	4,737
Pilgrim’s Pride Corp. 7.625% 2015	5,800	3,625
Pilgrim’s Pride Corp. 8.375% 2017	4,800	2,280
American Achievement Group Holding 14.75% 2012[5]	2,393	2,252
		348,586

Total corporate bonds, notes & loans		9,165,096

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 3.49%
Brazilian Treasury Bill 6.00% 2010[8,10]	BRL87,765	43,629
Brazil (Federal Republic of) Global 10.50% 2014[8]	$3,000	3,637
Brazil (Federal Republic of) 10.00% 2017[8]	BRL13,000	5,495
Brazil (Federal Republic of) Global 8.00% 2018[3]	$6,820	7,332
Brazil (Federal Republic of) Global 10.25% 2028	BRL15,000	6,964
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	2,575
Brazil (Federal Republic of) Global 11.00% 2040	12,485	15,684
Brazilian Treasury Bill 6.00% 2045[8,10]	BRL17,269	7,448
Turkey (Republic of) 15.00% 2010	TRY16,262	12,243
Turkey (Republic of) 14.00% 2011	30,550	21,803
Turkey (Republic of) 16.00% 2012	16,000	11,754
Turkey (Republic of) 6.75% 2018	$3,250	3,071
Colombia (Republic of) Global 11.75% 2010	COP3,295,000	1,532
Colombia (Republic of) Global 10.00% 2012	$1,500	1,673
Colombia (Republic of) Global 10.75% 2013	8,550	10,057
Colombia (Republic of) Global 8.25% 2014	4,000	4,360
Colombia (Republic of) Global 12.00% 2015	COP17,130,000	8,242
Colombia (Republic of) Global 11.75% 2020	$1,936	2,686
Colombia (Republic of) Global 9.85% 2027	COP12,085,000	5,115
Colombia (Republic of) Global 10.375% 2033	$823	1,123
Colombia (Republic of) Global 7.375% 2037	4,139	4,153
United Mexican States Government, Series M10, 10.50% 2011	MXN12,320	1,257
United Mexican States Government Global 6.375% 2013	$6,970	7,183
United Mexican States Government, Series MI10, 9.50% 2014	MXN100,000	9,605
United Mexican States Government 5.00% 2016[8,10]	60,164	5,970
United Mexican States Government, Series M20, 10.00% 2024	80,000	8,290
United Mexican States Government Global 6.75% 2034	$6,105	6,151
Indonesia (Republic of) 12.50% 2013	IDR77,730,000	8,129
Indonesia (Republic of) 6.875% 2017[1]	$1,000	920
Indonesia (Republic of) 6.875% 2018[1]	3,725	3,408
Indonesia (Republic of) 11.50% 2019	IDR25,000,000	2,385
Indonesia (Republic of) 11.00% 2020	69,275,000	6,349
Indonesia (Republic of) 12.80% 2021	25,440,000	2,616
Indonesia (Republic of) 12.90% 2022	54,492,000	5,625
Indonesia (Republic of) 11.00% 2025	40,562,000	3,601
Indonesia (Republic of) 10.25% 2027	725,000	60
Indonesia (Republic of) 6.625% 2037[1]	$2,500	1,997
Panama (Republic of) Global 7.125% 2026	585	603
Panama (Republic of) Global 8.875% 2027[8]	6,500	7,758
Panama (Republic of) Global 6.70% 2036[3]	28,009	26,609
Russian Federation 12.75% 2028	2,000	3,215
Russian Federation 7.50% 2030[3]	23,388	23,680
Egypt (Arab Republic of) 9.10% 2010	EGP50,497	9,059
Egypt (Arab Republic of) 9.10% 2010	3,130	557
Egypt (Arab Republic of) 11.50% 2011	9,380	1,723
Egypt (Arab Republic of) 9.10% 2012	18,225	3,093
Egypt (Arab Republic of) 11.625% 2014	49,265	9,008
Argentina (Republic of) 1.564% 2012[2,3,8]	$12,100	4,351
Argentina (Republic of) 5.83% 2033[3,5,8,10]	ARS 11,829	2,058
Argentina (Republic of) GDP-Linked 2035	201,406	5,433
Argentina (Republic of) GDP-Linked 2035	$35,979	2,914
Argentina (Republic of) 0.63% 2038[3,8,10]	ARS111,941	6,798
Malaysian Government 3.833% 2011	MYR44,500	12,884
Venezuela (Republic of) 10.75% 2013	$6,000	5,535
Venezuela (Republic of) Global 8.50% 2014[8]	1,250	1,025
Venezuela (Republic of) 7.65% 2025	8,455	5,158
Uruguay (Republic of) 4.25% 2027[3,8,10]	UYU139,476	6,071
Dominican Republic 9.50% 2011[3]	$3,376	3,325
Dominican Republic 9.50% 2011[1,3]	2,062	2,031
Corporación Andina de Fomento 5.75% 2017	3,000	2,776
Thai Government 4.125% 2009	THB73,490	2,180
		401,966

MORTGAGE-BACKED OBLIGATIONS[3] — 1.29%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,8]	$10,725	8,472
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,8]	38,760	29,931
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,8]	30,490	26,427
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[1,8]	12,250	10,667
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[1]	1,450	1,372
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[1]	5,950	5,647
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[1]	11,615	10,064
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[1]	12,950	11,891
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 2-A-1, 6.00% 2035	28,218	17,986
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 3.557% 2037[2]	8,033	4,532
Tower Ventures, LLC, Series 2006-1, Class E, 6.495% 2036[1,8]	4,000	3,585
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[1,8]	20,405	18,136
		148,710

U.S. TREASURY BONDS & NOTES — 0.21%
U.S. Treasury 6.00% 2026	21,000	24,932

ASSET-BACKED OBLIGATIONS[3] — 0.08%
Green Tree Financial Corp., Series 2008-MH1, Class A-3, 8.97% 2038[1,8]	6,000	5,178
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 2.628% 2037[2]	5,123	3,951
		9,129

Total bonds, notes & other debt instruments (cost: $11,925,450,000)		9,749,833

Convertible securities — 0.50%	Shares or principal amount

CONSUMER DISCRETIONARY — 0.25%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€20,645,000	28,608

INFORMATION TECHNOLOGY — 0.15%
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$18,000,000	8,843
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$13,900,000	7,992
		16,835

FINANCIALS — 0.06%
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares[7,8]	150,000	6,458
Fannie Mae, Series 2004-1, 5.375% convertible preferred	177	619
		7,077

HEALTH CARE — 0.04%
Schering-Plough Corp., 6.00% convertible preferred 2010	29,900	5,173

Total convertible securities (cost: $72,079,000)		57,693

Preferred securities — 0.70%	Shares

FINANCIALS — 0.70%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	1,125,000	33,398
Citigroup Inc., Series E, 8.40%[2]	26,500,000	18,071
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	26,075,000	13,380
Bank of America Corp., Series K, 8.00% noncumulative[2]	5,000,000	3,965
RBS Capital Trust IV 4.562% noncumulative trust[2]	4,000,000	2,988
ILFC E-Capital Trust II 6.25%[1,2]	8,000,000	2,393
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable	55,994	2,164
SMFG Preferred Capital USD 1 Ltd. 6.078%[1,2]	2,770,000	1,992
Fannie Mae, Series S, 8.25% noncumulative	523,450	1,080
Fannie Mae, Series O, 7.00%[1,2]	174,640	475
Freddie Mac, Series Z, 8.375%	320,000	513
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[1]	2,406,000	24

Total preferred securities (cost: $188,899,000)		80,443

		Value
Common stocks — 1.25%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.47%
AT&T Inc.	1,000,000	$27,920
American Tower Corp., Class A11	538,967	19,387
Sprint Nextel Corp., Series 1	777,508	4,743
Embarq Corp.	38,875	1,576
Cincinnati Bell Inc.[11]	70,740	219
XO Holdings, Inc.[11]	25,291	10
		53,855

INDUSTRIALS — 0.24%
Northwest Airlines Corp.[11]	1,407,835	12,713
DigitalGlobe Inc.[7,8,11]	3,064,647	10,726
Delta Air Lines, Inc.[11]	476,419	3,549
UAL Corp.[11]	22,911	202
		27,190

CONSUMER DISCRETIONARY — 0.18%
Ford Motor Co.[11]	1,877,140	9,761
Time Warner Cable Inc., Class A11	374,652	9,067
Adelphia Recovery Trust, Series Arahova[8,11]	1,773,964	798
Adelphia Recovery Trust, Series ACC-1[11]	16,413,965	328
Adelphia Recovery Trust, Series ACC-6B8,11	3,619,600	72
CBS Corp., Class B	31,612	461
Emmis Communications Corp., Class A11	201,000	195
Radio One, Inc., Class D, nonvoting[11]	44,000	33
Radio One, Inc., Class A11	22,000	31
Mobile Travel Guide, Inc.[7,8,11]	83,780	21
		20,767

UTILITIES — 0.14%
Drax Group PLC	1,230,700	16,463

INFORMATION TECHNOLOGY — 0.11%
Micron Technology, Inc.[1,11]	678,656	2,749
Micron Technology, Inc.[11]	424,160	1,718
Fairchild Semiconductor International, Inc.[11]	500,000	4,445
ZiLOG, Inc.[11,12]	1,140,500	3,661
HSW International, Inc.[7,8,11]	257,091	477
		13,050

HEALTH CARE — 0.08%
UnitedHealth Group Inc.	375,000	9,521
Clarent Hospital Corp.[8,11,12]	576,849	29
		9,550

CONSUMER STAPLES — 0.03%
Winn-Dixie Stores, Inc.[11]	194,677	2,706

Total common stocks (cost: $217,126,000)		143,581

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[11]	50,587	1
XO Holdings, Inc., Series B, warrants, expire 2010[8,11]	37,939	1
XO Holdings, Inc., Series C, warrants, expire 2010[11]	37,939	1
GT Group Telecom Inc., warrants, expire 2010[1,8,11]	11,000	—

Total warrants (cost: $572,000)		3

	Principal amount	Value
Short-term securities — 11.13%	(000)	(000)

AT&T Inc. 2.15%–2.20% due 10/14–11/25/2008[1]	$146,700	$146,120
Hewlett-Packard Co. 2.16%–3.00% due 10/2–11/19/2008[1]	129,200	128,932
Procter & Gamble International Funding S.C.A. 2.08%–2.18% due 10/14–12/2/2008[1]	85,800	85,581
Freddie Mac 2.13%–2.40% due 11/18–12/30/2008	85,200	84,919
Illinois Tool Works Inc. 2.12%–2.15% due 10/1–11/21/2008	72,500	72,294
Fannie Mae 2.25%–2.90% due 12/8–12/24/2008	70,100	69,917
Merck & Co. Inc. 2.10%–2.20% due 10/24–10/31/2008	67,400	67,288
Pfizer Inc 2.09%–2.17% due 10/8–11/7/2008[1]	65,000	64,871
Medtronic Inc. 2.07%–2.08% due 10/22–11/20/2008[1]	64,900	64,741
NetJets Inc. 2.10% due 10/21/2008[1]	50,000	49,939
Federal Home Loan Bank 2.60%–3.10% due 12/12–12/15/2008	45,100	44,974
Bank of America Corp. 2.69% due 11/18/2008	25,200	25,088
Ranger Funding Co. LLC 3.50% due 11/6/2008[1]	18,000	17,935
Coca-Cola Co. 2.13%–2.15% due 10/17/2008–1/16/2009[1]	43,000	42,762
Johnson & Johnson 2.03%–2.05% due 11/13–11/20/2008[1]	42,100	41,918
Variable Funding Capital Corp. 2.49% due 10/8/2008[1]	30,900	30,883
Jupiter Securitization Co., LLC 5.50% due 10/1/2008[1]	15,500	15,498
Park Avenue Receivables Co., LLC 2.62% due 10/20/2008[1]	13,000	12,981
IBM International Group Capital LLC 2.09% due 10/9/2008[1]	26,500	26,486
Honeywell International Inc. 2.07% due 10/16/2008[1]	25,600	25,569
Walt Disney Co. 2.00% due 10/9/2008	25,000	24,988
John Deere Credit Ltd. 2.12% due 10/10/2008	25,000	24,985
Harvard University 2.08% due 10/14/2008	25,000	24,974
CAFCO, LLC 2.62% due 10/24/2008[1]	25,000	24,956
Private Export Funding Corp. 2.20% due 12/8/2008[1]	25,000	24,832
United Parcel Service Inc. 2.04% due 10/2/2008[1]	20,000	19,998
Wells Fargo & Co. 2.57% due 10/15/2008	19,600	19,579

Total short-term securities (cost: $1,283,268,000)		1,283,008

Total investment securities (cost: $13,687,394,000)		11,314,561
Other assets less liabilities		213,684

Net assets		$11,528,245

1	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,588,026,000, which represented 22.45% of the net assets of the fund.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $686,496,000, which represented 5.95% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Gray Television Inc., Series D, 12.00%/15.00% (undated)	6/26/2008–7/15/2008	$61,275	$56,438	.49%
DigitalGlobe Inc.	4/14/1999–7/31/2003	2,500	10,726	.09
Citigroup Inc., Series J, 7.00%,
noncumulative convertible preferred depositary shares	1/15/2008	7,500	6,458	.06
HSW International, Inc.	12/17/2007	791	477	—
Mobil Travel Guide, Inc.	12/17/2007	21	21	—

Total restricted securities		$72,087	$74,120	.64%

[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $994,753,000, which represented 8.63% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Index-linked bond whose principal amount moves with a government retail price index.
[11]	Security did not produce income during the last 12 months.
[12]	Represents an affiliated company as defined under the Investment Company Act of 1940.

Key to abbreviations and symbols

ARS = Argentine pesos	IDR = Indonesian rupiah
BRL = Brazilian reais	MXN = Mexican pesos
COP = Colombian pesos	MYR = Malaysian ringgits
EGP = Egyptian pounds	THB = Thai baht
€ = Euros	TRY = New Turkish liras
£ = British pounds	UYU = Uruguayan pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-921-1108O-S15843

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the “Fund”) as of September 30, 2008, and for the year then ended and have issued our report thereon dated November 10, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 10, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: December 8, 2008

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 8, 2008